UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10427
                                   ------------


                     AXP PARTNERS INTERNATIONAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:    10/31
                         --------------

AXP(R) Partners
         International
         Aggressive Growth
                    Fund

Annual Report
for the Period Ended
Oct. 31, 2004

AXP Partners International Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                                                  3

Performance Summary                                            4

Questions & Answers
   with Portfolio Management                                   5

The Fund's Long-term Performance                              10

Investments in Securities                                     12

Financial Statements                                          20

Notes to Financial Statements                                 23

Report of Independent Registered
   Public Accounting Firm                                     36

Federal Income Tax Information                                37

Fund Expenses Example                                         38

Board Members and Officers                                    40

Proxy Voting                                                  42

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Fund Snapshot
        AT OCT. 31, 2004

PORTFOLIO MANAGERS

Columbia Wanger Asset Management, L.P.

Portfolio managers                Since               Years in industry
Zachary Egan, CFA                 5/03                        5
Louis Mendes, CFA                 5/03                       13

American Century Investment
Management, Inc.

Portfolio managers                Since               Years in industry
Henrik Strabo                     9/01                       18
Keith Creveling, CFA              4/02                       10
Michael Perelstein               10/04                       21

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 9/28/01      B: 9/28/01      C: 9/28/01      Y: 9/28/01

Ticker symbols by class
A: AXGAX        B: APIBX        C: --           Y: --

Total net assets                                         $218.9 million

Number of holdings                                                  238

STYLE MATRIX

           STYLE
VALUE      BLEND       GROWTH
                         X       LARGE
                         X       MEDIUM  SIZE
                         X       SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Japan 15.5%
United Kingdom 12.6%
France 10.7%
Germany 8.0%
Switzerland 6.8%
Netherlands 5.5%
Ireland 4.5%
Australia 4.3%
Canada 3.4%
Spain 3.0%
Italy 2.6%
Norway 2.4%
Sweden 2.2%
Hong Kong 1.6%
Taiwan 1.5%
Austria 1.4%
Luxembourg 1.4%
Mexico 1.3%
South Korea 1.3%
China 1.2%
India 1.2%
Other * 7.6%

* Includes Belgium, Bermuda, Brazil, Chile, Czechoslovakia Federated Republic, Denmark, Finland, Greece, Guernsey, Israel, New Zealand, Russia, Singapore, South Africa and United States.

TOP TEN HOLDINGS

Percentage of portfolio assets

Anglo Irish Bank (Ireland)                                          1.8%
BP (United Kingdom)                                                 1.5
Total (France)                                                      1.4
Neopost (France)                                                    1.3
BHP Billiton (Australia)                                            1.1
Rhoen-Klinikum (Germany)                                            1.1
Novartis (Switzerland)                                              1.0
Roche Holding (Switzerland)                                         0.9
Tesco (United Kingdom)                                              0.9
Erste Bank der Oesterreichischen Sparkassen (Austria)               0.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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3 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2004

               (bar 1)           (bar 2)          (bar 3)           (bar 4)
               +18.15%           +14.33%          +16.54%           +13.46%

(bar 1) AXP Partners International Aggressive Growth Fund Class A
        (excluding sales charge)

(bar 2) Morgan Stanley Capital International EAFE Growth Index
        (MSCI EAFE Growth Index) (unmanaged)

(bar 3) Lipper International Funds Index

(bar 4) Lipper International Multi-Cap Growth Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                               Class A                  Class B                      Class C                     Class Y
(Inception dates)             (9/28/01)                (9/28/01)                    (9/28/01)                   (9/28/01)
                         NAV(1)      POP(2)      NAV(1)    After CDSC(3)       NAV(1)     After CDSC(4)      NAV(5)    POP(5)
as of Oct. 31, 2004
1 year                  +18.15%     +11.35%     +17.16%       +13.16%         +17.16%        +17.16%        +18.29%  +18.29%
3 years                  +9.31%      +7.17%      +8.42%        +7.56%          +8.42%         +8.42%         +9.49%   +9.49%
Since inception          +9.77%      +7.69%      +8.90%        +8.08%          +8.90%         +8.90%         +9.95%   +9.95%

as of Sept. 30, 2004
1 year                  +22.82%     +15.77%     +21.99%       +17.99%         +21.99%        +21.99%        +22.96%  +22.96%
3 years                  +8.89%      +6.76%      +8.08%        +7.22%          +8.08%         +8.08%         +9.08%   +9.08%
Since inception          +8.87%      +6.75%      +8.07%        +7.21%          +8.07%         +8.07%         +9.06%   +9.06%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Aggressive Growth Fund's Class A shares rose 18.15% for the 12 months ended Oct. 31, 2004, excluding sales charge, outperforming its benchmark, the Morgan Stanley Capital International EAFE Growth Index (MSCI EAFE Growth Index), which advanced 14.33%.

The Fund outperformed the Lipper International Funds Index, which increased 16.54% for the 12 months ended Oct. 31, 2004. Currently, American Express Financial Corporation's (AEFC) investment management fees are increased if the Fund outperforms this index and decreased for underperformance. Additional details are available in the Fund's statement of additional information.

During the period, Lipper created additional peer groups to provide investors with global and international categories that more precisely reflect the funds' equity investing styles. AEFC is considering whether the Lipper International Funds Index or the newly-created Lipper International Multi-Cap Growth Funds Index is more appropriate as a peer group index for the Fund. AEFC is expected to make a recommendation to the Fund's Board in January 2005, and AEFC will notify shareholders of any change in the Fund's Lipper peer group index.

This past fiscal year the Fund outperformed the Lipper International Multi-Cap Growth Funds Index, which rose 13.46% for the 12 months ended Oct. 31, 2004.

The Fund's portfolio is managed by two independent money management firms that each invest a portion of Fund assets in growth stocks of international companies across all market capitalizations. As of Oct. 31, 2004, Columbia Wanger Asset Management, L.P. (Columbia Wanger) and American Century Investment Management, Inc. (American Century) managed 54.8% and 45.2% of the Fund's assets, respectively.

Q: What factors affected performance the most for your portion of AXP Partners International Aggressive Growth Fund for the annual period ended Oct. 31, 2004?

    American Century: Our portion of the Fund underperformed the MSCI EAFE Growth Index for the annual period. Our results came during a period that provided both challenges and opportunities for international investors. Many of the world's equity markets advanced, but gains were restrained by record-high oil prices, rising interest rates and the global threat of terrorism. Together, these factors provided headwinds for the global economy and created investor uncertainty and concern about corporate profits.

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5 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Many of the world's equity markets advanced, but gains were restrained by record-high oil prices, rising interest rates and the global threat of terrorism. (end callout quote)

                -- American Century Investment Management, Inc.

    Against this backdrop, all 10 sectors of the MSCI EAFE Growth Index in which we were invested advanced during the 12 months, with our portion of the Fund's holdings in the financial sector posting the period's greatest contribution to absolute returns. Financials, our portion of the portfolio's largest sector stake on average during the year, advanced mostly on the solid performance of commercial banks, which represented our heaviest average industry weighting. Austria's Erste Bank led the contributors among banks. Our holdings in the insurance, diversified financial services and consumer finance industries also contributed to total return. On a relative basis, our financial sector holdings outperformed, with holdings in the commercial banking industry contributing most.

    Energy holdings also contributed to our return, led by France's Total, Europe's biggest oil refiner. The company benefited from high oil prices and its potential for increased oil and gas production.

    On a relative basis, our holdings in the consumer staples sector produced the best performance vs. the MSCI EAFE Growth Index and also contributed to our absolute return. Our stake in the food and staples retailing industry led the advance, with the United Kingdom's Tesco topping the list of relative contributors in that group.

    Our holdings in the information technology sector produced the second best performance against the MSCI EAFE Growth Index, with our stake in the Internet software and services industry making the largest contribution. Yahoo Japan Corp., which operates Japan's most visited web portal, topped the list of relative contributors in this industry.

    These positives were not enough to outweigh the effect of our positions in a variety of sectors -- notably health care and industrials -- whose returns ultimately caused our portion of the Fund's return to lag the benchmark. On a relative basis, our position in the health care sector turned in the

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6 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Questions & Answers

    worst performance. Our position in pharmaceuticals detracted most, as Teva Pharmaceutical, a generic drug maker, dropped. Our position in the health care equipment and supplies industry also underperformed.

    The industrials sector turned in the second worst performance against the MSCI EAFE Growth Index, with holdings in the commercial services and supplies industry detracting most. Switzerland's Adecco, one of the world's largest providers of temporary workers, led the retreat. Adecco came under investigation during the period for potential accounting irregularities. We sold our position by the end of the fiscal year.

    Columbia Wanger: Our portion of the Fund outperformed the MSCI EAFE Growth Index for the annual period. Stock selection and a focus on small-cap international companies, which outperformed their larger-cap counterparts, drove performance most during the 12 months.

    Stock selection was particularly effective in the Netherlands and Ireland. Also contributing to our portion of the Fund's relative performance were significantly greater-than-MSCI EAFE Growth Index positions in these two countries' equity markets, where we regarded valuations as attractive. Japanese small-cap stocks were sluggish, but our small position in this market further boosted relative returns. From a sector perspective, energy, financials and basic materials made the most notable contributions to our outperformance this past fiscal year.

    Geographically, the greatest detractor from Fund performance was Taiwan. Our portion of the Fund largely held technology and utilities companies in Taiwan. Utilities performed well, however, our position was too small relative to the MSCI EAFE Growth Index.

Q: What changes did you make to your portion of the portfolio and how is it currently positioned?

    American Century: We seek to invest in individual companies whose revenues and earnings are improving, and our portion of the portfolio's exposure to a sector, industry or country is the result of this bottom-up process. That said, our process led us to increase our stake in several companies in the energy sector during the annual period. In fact, our portion of the Fund's two largest positions on Oct. 31, 2004 were oil companies -- France's Total and the United Kingdom's BP, the world's second largest oil company. Both were also among the top contributors to our annual return. Rather than investing based on the rising price of oil, we focused more on these companies' demonstrated improvement in operations.

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7 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Stock selection and a focus on small-cap international companies, which outperformed their larger-cap counterparts, drove performance most during the 12 months. (end callout quote)

                               -- Columbia Wanger

    Our process also led us to establish a position during the period in Australia's BHP Billiton, the world's biggest mining company. The company advanced during the fiscal year on solid demand for its products due to growth in manufacturing and increased consumption in China of commodities, such as coal and iron ore.

    Columbia Wanger: We increased our portion of the Fund's exposure to Japan over the course of the fiscal year. We felt that Japanese small-cap equity valuations, which have been falling for a decade, do not adequately discount improving corporate fundamentals currently.

    We also added selectively to the Fund's position in basic materials during the 12 months, while still maintaining low exposure due to the generally poor financial performance of companies in the sector. However, for some time now, we have been considering closely how Asian demand may be changing commodity fundamentals, and indeed the stocks the Fund held in this sector outperformed the MSCI EAFE Growth Index by a wide margin for the fiscal year.

    We maintained a neutral position in energy stocks, where we particularly like the services companies. While we believe oil prices are likely to retreat substantially from currently high levels, we do not think they will revert to the lower levels typical during the last 20 years. At the same time, we believe that exploration and production activity will continue to increase, which bodes well for the energy services companies.

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8 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Questions & Answers

Changes to Top Ten Holdings

Oct. 31, 2004 compared to Oct. 31, 2003

Company                                           Change in Positioning
Anglo Irish Bank (Ireland)                                    Increased
BP (United Kingdom)                                      New to Top Ten
Total (France)                                           New to Top Ten
Neopost (France)                                              Increased
BHP Billiton (Australia)                                 New to Top Ten
Rhoen-Klinikum (Germany)                                      Increased
Novartis (Switzerland)                                   New to Top Ten
Roche Holding (Switzerland)                              New to Top Ten
Tesco (United Kingdom)                                   New to Top Ten
Erste Bank der
  Oesterreichischen Sparkassen (Austria)                 New to Top Ten

No longer among Top Ten Holdings but still in the portfolio at Oct. 31, 2004 were Deutsche Boerse, Exel and Societe Generale. Abbey Natl, Credit Suisse Group, Nissan Motor and Siemens were eliminated from the portfolio. For more information on the Top Ten Holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

Q: How do you intend to manage your portion of the Fund in the coming months?

    American Century: Going forward, we intend to rigorously follow our highly-disciplined process of identifying and owning companies that we believe demonstrate solid, sustainable growth, regardless of economic outlook or changes in market conditions.

    Columbia Wanger: We are still cautious on Japanese stocks in our portion of the Fund. However, while the market is undecided about the fundamental view ahead for Japan, we remain positive, and to the extent that we can find good opportunities, we will continue to add to our Japanese holdings. We also intend to add to our position in basic materials when stock valuations make sense.

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9 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Partners International Aggressive Growth Fund Class A shares (from 10/1/01 to 10/31/04) as compared to the performance of three widely cited performance indices, the MSCI EAFE Growth Index, the Lipper International Funds Index and the Lipper International Multi-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

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10 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

                                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                                AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND

AXP Partners International Aggressive Growth Fund Class A
(includes sales charge)                                                 $ 9,425    $ 9,627      $8,362     $10,641     $12,573
MSCI EAFE Growth Index(1)                                               $10,000    $10,398      $9,210     $11,218     $12,826
Lipper International Funds Index(2)                                     $10,000    $10,271      $9,217     $11,664     $13,594
Lipper International Multi-Cap Growth Funds Index(3)                    $10,000    $10,428      $8,739     $11,116     $12,612

                                                                        10/1/01     10/01       10/02       10/03       10/04

COMPARATIVE RESULTS

Results as of Oct. 31, 2004                                                                                          Since
                                                                                  1 year           3 years       inception(4)
AXP Partners International Aggressive Growth Fund (includes sales charge)
Class A  Cumulative value of $10,000                                             $11,135           $12,309          $12,573
         Average annual total return                                             +11.35%            +7.17%           +7.69%
MSCI EAFE Growth Index(1)
         Cumulative value of $10,000                                             $11,433           $12,333          $12,826
         Average annual total return                                             +14.33%            +7.24%           +8.41%
Lipper International Funds Index(2)
         Cumulative value of $10,000                                             $11,654           $13,234          $13,594
         Average annual total return                                             +16.54%            +9.79%          +10.47%
Lipper International Multi-Cap Growth Funds Index(3)
         Cumulative value of $10,000                                             $11,346           $12,093          $12,612
         Average annual total return                                             +13.46%            +6.54%           +7.82%

Results for other share classes can be found on page 4.

(1) MSCI EAFE Growth Index, an unmanaged index, is compiled from a composite of securities markets in Europe, Australia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite.

(2) The Lipper International Funds Index includes the 30 largest international funds (growth and value) tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Lipper International Multi-Cap Growth Funds Index includes the 10 largest international multi-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(4) Fund data is from Sept. 28, 2001. MSCI EAFE Growth Index and Lipper Index data is from Oct. 1, 2001.

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11 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Investments in Securities

AXP Partners International Aggressive Growth Fund

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (94.9%)(c)
Issuer                                        Shares               Value(a)

Australia (4.1%)

Banks and savings & loans (0.5%)
Commonwealth Bank of Australia                 49,770            $1,195,976

Beverages & tobacco (0.4%)
Lion Nathan                                   155,000               914,340

Financial services (0.4%)
Perpetual Trustees Australia                   20,000               833,940

Insurance (0.4%)
QBE Insurance Group                            84,740               870,981

Metals (1.0%)
BHP Billiton                                  221,091             2,292,296

Paper & packaging (0.2%)
Amcor                                          70,940               405,196

Textiles & apparel (1.1%)
Billabong Intl                                190,000             1,493,456
Pacific Brands                                400,000               928,264
Total                                                             2,421,720

Austria (1.3%)

Banks and savings & loans (0.8%)
Erste Bank der
  Oesterreichischen Sparkassen                 40,818             1,822,330

Building materials & construction (0.5%)
Wienerberger                                   25,000               994,889

Belgium (0.6%)

Banks and savings & loans (0.3%)
KBC Bancassurance Holding                       8,290               609,423

Health care products (0.3%)
Omega Pharma                                   14,000               768,528

Bermuda (0.8%)

Multi-industry
Accenture Cl A                                 23,380(b)            566,030
Tyco Intl                                      41,320             1,287,118
Total                                                             1,853,148

Brazil (0.5%)

Household products
Natura Cosmeticos                              50,100             1,017,081

Canada (3.3%)

Building materials & construction (0.3%)
Masonite Intl                                  24,500(b)            684,970

Energy (2.0%)
EnCana                                         28,270             1,402,011
Fairborne Energy                              100,000(b)            885,951
PetroKazakhstan Cl A                           15,000               553,500
Talisman Energy                                58,500             1,570,696
Total                                                             4,412,158

Leisure time & entertainment (0.1%)
Intrawest                                       5,800               114,295

Media (0.3%)
Corus Entertainment                            32,000               616,405

Metals (0.2%)
Noranda                                        25,000               430,454

Retail -- drugstores (0.4%)
Shoppers Drug Mart                             29,506(b)            897,608

Chile (0.2%)

Banks and savings & loans
CorpBanca ADR                                  20,000               529,100

China (1.1%)

Electronics (0.1%)
Ngai LIK Industrial Holding                   788,000               253,106

Food (0.5%)
Global Bio-Chem
  Technology Group                          1,300,000             1,018,848

Multi-industry (0.6%)
Hainan Meilan Intl Airport Cl H               585,000               477,272
Lerado Group Holdings                       1,980,000               325,620
Linmark Group                               1,250,000               421,576
Total                                                             1,224,468

See accompanying notes to investments in securities.

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12 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Czechoslovakia Federated Republic (0.3%)

Banks and savings & loans
Komercni Banka                                  5,000              $633,079

Denmark (0.5%)

Industrial transportation (0.3%)
AP Moller - Maersk                                 80               592,276

Multi-industry (0.2%)
Kobenhavns Lufthavne                            3,000               504,640

Finland (0.7%)

Financial services (0.2%)
Sponda                                         40,000               362,895

Multi-industry (0.6%)
Amer Group                                     11,600               559,595
Jaakko Poyry Group                             26,000               685,354
Total                                                             1,244,949

France (10.2%)

Banks and savings & loans (0.7%)
Credit Agricole                                53,394             1,569,379

Beverages & tobacco (0.5%)
Pernod-Ricard                                   7,250             1,006,566

Building materials & construction (0.9%)
Imerys                                         10,000               705,060
Lafarge                                        13,550             1,240,575
Total                                                             1,945,635

Computer software & services (0.5%)
Fininfo                                        20,400               548,181
Iliad                                          19,900               569,376
Total                                                             1,117,557

Energy (1.4%)
Total                                          14,270             2,976,363

Engineering & construction (0.6%)
VINCI                                          10,632             1,270,000

Health care services (0.7%)
Essilor Intl                                   22,990             1,565,038

Insurance (0.7%)
AXA                                            69,611             1,502,684

Machinery (0.5%)
Schneider Electric                             15,210             1,010,115

Media (0.2%)
M6-Metropole Television                        20,000               522,589

Metals (0.6%)
Vallourec                                      10,000             1,239,933

Multi-industry (2.9%)
Bacou-Dalloz                                    9,000               693,863
Neopost                                        37,800             2,631,267
Societe Generale                               13,723             1,276,609
Vivendi Universal                              61,110(b)          1,674,184
Total                                                             6,275,923

Textiles & apparel (0.2%)
Camaieu                                         3,500               338,582

Germany (7.2%)

Automotive & related (0.6%)
Beru                                            4,000               307,462
Continental                                    18,990             1,040,024
Total                                                             1,347,486

Banks and savings & loans (0.6%)
DEPFA Bank                                     83,000             1,274,482

Building materials & construction (0.3%)
Bilfinger Berger                               19,300               679,148

Chemicals (0.6%)
BASF                                           13,880               868,506
K&S                                            11,000               459,709
Total                                                             1,328,215

Computer hardware (0.3%)
Wincor Nixdorf                                 10,000(b)            667,056

Computer software & services (0.8%)
SAP                                             9,742             1,664,567

Electronics (0.2%)
Vossloh                                        12,000               496,741

Finance companies (0.1%)
Deutsche Beteiligungs                          15,000(b)            189,637

Financial services (0.2%)
Deutsche Boerse                                 8,000               400,771

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Germany (cont.)

Health care services (1.3%)
Fresenius Medical Care                          7,870              $604,227
Rhoen-Klinikum                                 39,800             2,222,666
Total                                                             2,826,893

Multi-industry (0.3%)
GFK                                            19,200               632,634

Retail -- general (0.6%)
Metro                                          16,470               788,838
Takkt                                          53,000               506,607
Total                                                             1,295,445

Textiles & apparel (0.7%)
Adidas-Salomon                                  3,860               540,997
Puma Rudolf Dassler Sport                       4,221             1,060,254
Total                                                             1,601,251

Utilities -- electric (0.4%)
E.ON                                           10,230               834,900

Utilities -- telephone (0.3%)
Deutsche Telekom                               30,220(b)            580,816

Greece (0.9%)

Banks and savings & loans (0.4%)
Alpha Bank                                     28,716               825,293

Lodging & gaming (0.5%)
Intralot-Integrated Lottery
   Systems & Services                          28,000               495,871
OPAP                                           27,230               556,799
Total                                                             1,052,670

Guernsey (0.3%)

Utilities -- telephone
Amdocs                                         23,960(b)            602,594

Hong Kong (1.6%)

Electronics (0.5%)
Techtronic Inds                               560,000             1,115,208

Financial services (0.4%)
Hong Kong Exchanges
  and Clearing                                350,000               795,935

Retail -- general (0.7%)
Esprit Holdings                               281,000             1,501,882

India (1.1%)

Banks and savings & loans (0.7%)
HDFC Bank ADR                                  45,000             1,582,650

Computer software & services (0.4%)
Tata Consultancy Services                      32,810(b)            835,929

Ireland (4.3%)

Banks and savings & loans (1.7%)
Anglo Irish Bank                              197,890             3,793,237

Food (1.1%)
IAWS Group                                     60,000               802,309
Kerry Group Cl A                               70,000             1,576,468
Total                                                             2,378,777

Health care products (0.5%)
United Drug                                   250,000               998,088

Lodging & gaming (0.4%)
Jurys Doyle Hotel Group                        63,600               850,448

Retail -- general (0.7%)
Grafton Group                                 160,000(b)          1,458,744

Israel (0.2%)

Health care products
Teva Pharmaceutical Inds ADR                   15,828               411,528

Italy (2.5%)

Banks and savings & loans (0.2%)
Credito Emiliano                               60,000               519,774

Beverages & tobacco (0.3%)
Davide Campari - Milano                        13,000               739,417

Energy (0.6%)
Eni                                            56,360             1,283,705

Health care products (0.4%)
Amplifon                                       18,000               799,469

Restaurants (0.5%)
Autogrill                                      68,200(b)          1,007,081

Utilities -- electric (0.5%)
Terna                                         431,200             1,053,869

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Japan (14.8%)

Automotive & related (1.0%)
Nifco                                          47,000              $689,765
Toyota Motor                                   37,900             1,479,181
Total                                                             2,168,946

Banks and savings & loans (2.8%)
Bank of Fukuoka                                96,000               547,042
Bank of Yokohama                              200,000             1,198,261
Chiba Bank                                     91,000               585,627
Hiroshmia Bank                                139,800               653,950
Mitsubishi Tokyo Financial Group                   70               595,351
ORIX                                           12,800             1,503,533
Sumitomo Mitsui Financial Group                   150               976,658
Total                                                             6,060,422

Building materials & construction (0.2%)
Daikin Inds                                    18,600               453,487

Chemicals (0.2%)
Shin-Etsu Chemical                             13,000               495,086

Computer hardware (0.2%)
Rakuten                                            70               525,893

Computer software & services (0.5%)
Meitec                                         15,000               565,583
Trend Micro                                    10,500               504,064
Total                                                             1,069,647

Electronics (1.2%)
Chiyoda Integre                                26,700               486,211
Omron                                          23,000               522,727
Sharp                                          35,000               484,218
Toyo                                           56,600               611,358
Ushio                                          35,000               607,258
Total                                                             2,711,772

Financial services (0.3%)
Aiful                                           7,500               749,858

Furniture & appliances (0.3%)
Matsushita Electric Industrial                 41,000               595,512

Health care products (0.6%)
Chugai Pharmaceutical                          51,800               812,587
Hogy Medical                                   14,700               602,892
Total                                                             1,415,479

Household products (0.2%)
Toto                                           48,000               430,920

Leisure time & entertainment (0.2%)
Yamaha Motor                                   26,900               410,033

Machinery (1.8%)
Eneserve                                       19,500               737,101
Funai Electric                                  7,500               982,328
Hoya                                           15,951             1,640,021
Komatsu                                        89,000               596,305
Total                                                             3,955,755

Media (0.4%)
Dentsu                                            360               966,169

Metals (0.2%)
Sumitomo Metal Mining                          69,000               466,216

Miscellaneous (0.3%)
Park24                                         38,400               652,459

Multi-industry (1.0%)
Arrk                                           17,000               632,962
Mitsui & Co                                   184,000             1,549,272
Total                                                             2,182,234

Paper & packaging (0.2%)
Uni-Charm                                       8,000               405,217

Real estate (0.6%)
Daito Trust Construction                       28,900             1,223,512

Restaurants (0.4%)
Kappa Create                                   22,400(d)            770,516

Retail -- drugstores (0.3%)
Sugi Pharmacy                                  21,000               575,506

Retail -- general (0.9%)
Fast Retailing                                 18,100             1,152,845
Olympus                                        20,000               388,395
Otsuka Kagu                                    19,500               442,261
Total                                                             1,983,501

Textiles & apparel (0.9%)
Toray Inds                                    202,000               944,906
Wacoal                                        100,000             1,134,002
Total                                                             2,078,908

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Luxembourg (1.4%)

Energy equipment & services (0.5%)
Tenaris ADR                                    26,561            $1,189,136

Media (0.5%)
SES GLOBAL                                    113,000             1,171,218

Metals (0.3%)
Arcelor                                        35,120               657,915

Mexico (1.3%)

Cellular telecommunications (0.6%)
America Movil ADR Series L                     27,677             1,217,788

Home building (0.1%)
Urbi Desarrollos Urbanos                       50,000(b)            186,322

Multi-industry (0.4%)
Grupo Aeroportuario
  del Sureste ADR                              41,000               939,310

Real estate (0.2%)
Consorcio ARA                                 160,000(b)            427,859

Netherlands (5.2%)

Banks and savings & loans (0.8%)
ING Groep                                      66,468             1,764,839

Building materials & construction (0.1%)
AM                                             28,000               225,005

Engineering & construction (0.6%)
Fugro                                          17,882             1,393,502

Food (1.0%)
Royal Numico                                   30,880(b)          1,043,961
Sligro Food Group                              25,000             1,062,069
Total                                                             2,106,030

Health care products (0.5%)
OPG Groep                                      19,000             1,023,552

Household products (0.4%)
Hunter Douglas                                 18,000               854,517

Industrial transportation (0.4%)
VOPAK                                          43,584               795,282

Multi-industry (1.1%)
Aalberts Inds                                  31,000             1,157,897
Imtech                                         20,000               539,480
United Services Group                          37,000               763,205
Total                                                             2,460,582

Textiles & apparel (0.4%)
Ten Cate                                       13,500               794,632

New Zealand (0.3%)

Lodging & gaming
Sky City Entertainment Group                  230,000               705,515

Norway (2.3%)

Banks and savings & loans (0.7%)
DNB NOR                                       174,780             1,484,565

Energy (1.0%)
Norsk Hydro                                    15,610             1,151,567
Statoil                                        66,280               961,751
Total                                                             2,113,318

Food (0.2%)
Orkla                                          14,000               399,685

Furniture & appliances (0.2%)
Ekornes                                        15,000               342,705

Telecom equipment & services (0.3%)
Telenor                                        84,950               678,130

Russia (0.3%)

Utilities -- telephone
Mobile Telesystems ADR                          3,933               570,757

Singapore (0.7%)

Automotive & related (0.4%)
ComfortDelGro                               1,000,000               860,099

Electronics (0.3%)
Venture                                        65,000               617,707

South Africa (0.4%)

Retail -- general
Edgars Consolidated Stores                     25,000               877,942

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Issuer                                        Shares               Value(a)

South Korea (1.2%)

Automotive & related (0.7%)
Hyundai Mobis                                  15,000              $769,540
Hyundai Motor GDR                              14,690               712,935
Total                                                             1,482,475

Health care products (0.3%)
Yuhan                                           8,452               598,291

Insurance (0.2%)
Samsung Fire & Marine Insurance                 5,800               345,247

Machinery (0.1%)
Samyoung                                       21,770(b)            186,792

Spain (2.9%)

Banks and savings & loans (0.1%)
Bankinter                                       7,000               313,323

Building materials & construction (0.4%)
Grupo Ferrovial                                20,080               891,852

Energy equipment & services (0.3%)
Gamesa Corporacion Tecnoligica                 53,360               738,101

Engineering & construction (0.9%)
Abengoa                                       119,600             1,114,133
ACS Actividades de
   Construccion y Servicios                    38,788               753,927
Total                                                             1,868,060

Utilities -- electric (0.3%)
Red Electrica de Espana                        36,000               673,940

Utilities -- telephone (0.8%)
Telefonica                                    107,154             1,774,259

Sweden (2.1%)

Automotive & related (0.7%)
Autoliv                                        13,704               583,240
Volvo Cl B                                     26,343             1,000,098
Total                                                             1,583,338

Building materials & construction (0.3%)
Nobia                                          55,000               707,681

Financial services (0.2%)
Intrum Justitia                                81,700(b)            480,561

Health care services (0.1%)
Gambro Cl A                                    17,000               198,907

Machinery (0.4%)
Hexagon Cl B                                   22,000               811,888

Telecom equipment & services (0.4%)
Telefonaktiebolaget LM
  Ericsson Cl B                               275,460(b)            802,341

Switzerland (6.5%)

Banks and savings & loans (0.7%)
UBS                                            20,761             1,500,565

Broker dealers (0.3%)
Pargesa Holding Cl B                              194               617,420

Building materials & construction (0.5%)
Geberit                                         1,825             1,192,211

Chemicals (0.8%)
Givaudan                                        1,200               752,261
Sika                                            1,650(b)          1,018,468
Total                                                             1,770,729

Health care products (2.7%)
Bachem Holding Cl B                             5,800               324,003
Novartis                                       44,080             2,108,014
Roche Holding                                  19,088             1,956,760
Synthes                                        13,710(b)          1,465,156
Total                                                             5,853,933

Industrial transportation (0.3%)
Kuehne & Nagel Intl                             3,500               634,631

Machinery (0.4%)
Schindler Holding                               2,650               850,597

Metals (0.3%)
Xstrata                                        49,000               760,900

Multi-industry (0.1%)
ABB                                            52,420(b)            303,808

Retail -- general (0.3%)
Compagnie Financiere
  Richemont Cl A                               23,270               661,655

Taiwan (1.4%)

Banks and savings & loans (0.2%)
Bank of Kaohsiung                             550,000               408,567

Computer hardware (0.1%)
Chicony Electronics                           270,000               283,061

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Taiwan (cont.)

Computer software & services (0.2%)
Springsoft                                    230,223              $420,656

Electronics (0.4%)
ASE Test                                       80,000(b)            483,200
Wah Lee Industrial                            318,197               384,105
Total                                                               867,305

Furniture & appliances (0.1%)
Taiwan Fu Hsing Industrial                    175,000               164,595

Machinery (0.4%)
Phoenixtec Power                              950,000               919,125

United Kingdom (12.0%)

Aerospace & defense (0.3%)
Cobham                                         30,000               762,462

Automotive & related (0.1%)
BBA Group                                      65,000               315,350

Banks and savings & loans (1.3%)
Intermediate Capital Group                     30,000               577,773
Kensington Group                              100,000               709,353
Royal Bank of Scotland Group                   50,969             1,503,336
Total                                                             2,790,462

Cellular telecommunications (0.7%)
Vodafone Group                                606,390             1,554,538

Electronics (0.3%)
Spectris                                       80,000               612,690

Energy (1.4%)
BP                                            312,385             3,028,221

Energy equipment & services (1.2%)
Expro Intl Group                              194,000             1,280,884
Tullow Oil                                    543,000             1,402,010
Total                                                             2,682,894

Financial services (0.5%)
HSBC Holdings                                  66,950             1,082,085

Health care products (0.4%)
Smith & Nephew                                112,568               956,757

Health care services (0.4%)
RPS Group                                     390,000               981,884

Household products (0.7%)
Reckitt Benckiser                              59,661             1,638,009

Industrial services (0.3%)
Northgate                                      40,000               548,370

Industrial transportation (0.3%)
Business Post Group                            60,000               587,697

Insurance (0.5%)
Legal & General Group                         631,540             1,148,976

Lodging & gaming (0.3%)
Rank Group                                    140,000               735,816

Media (0.4%)
Pearson                                        79,850               877,508

Multi-industry (0.8%)
Exel                                          135,000             1,755,235

Retail -- general (0.9%)
Next                                           42,700             1,310,446
Wolseley                                       35,600               615,623
Total                                                             1,926,069

Retail -- grocery (0.8%)
Tesco                                         348,090             1,835,897

Utilities -- electric (0.2%)
Viridian Group                                 40,000               467,511

United States (0.5%)

Beverages & tobacco (0.1%)
Central European Distribution                  11,000(b)            278,410

Energy equipment & services (0.2%)
Schlumberger                                    7,120               448,133

Investment companies (0.2%)
iShares MSCI EAFE Index Fund                    3,000               439,590

Total common stocks
(Cost: $169,615,487)                                           $207,612,141

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Preferred stock & other (0.4%)(c)

Issuer                                        Shares               Value(a)

Germany (0.4%)
Hugo Boss                                      34,000              $907,109

Hong Kong ( --%)
Global Bio-Chem Technology Group
  Warrants                                    125,000(b)              8,672

Total preferred stock & other
(Cost: $641,602)                                                   $915,781

Total investments in securities
(Cost: $170,257,089)(e)                                        $208,527,922

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2004 security was partially or fully on loan. See Note 6 to the financial statements.

(e) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $170,876,748 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $40,154,269
     Unrealized depreciation                                     (2,503,095)
                                                                 ----------
     Net unrealized appreciation                                $37,651,174
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Aggressive Growth

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $170,257,089)                                                                              $208,527,922
Cash in bank on demand deposit                                                                                   12,346,532
Foreign currency holdings (identified cost $100,514) (Note 1)                                                       102,001
Capital shares receivable                                                                                           129,562
Dividends and accrued interest receivable                                                                           221,352
Receivable for investment securities sold                                                                         1,662,913
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                         7,487
U.S. government securities held as collateral (Note 6)                                                              323,924
                                                                                                                    -------
Total assets                                                                                                    223,321,693
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               62,862
Payable for investment securities purchased                                                                       3,928,513
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                         4,726
Payable upon return of securities loaned (Note 6)                                                                   323,924
Accrued investment management services fee                                                                            5,956
Accrued distribution fee                                                                                              2,297
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           1,396
Accrued administrative services fee                                                                                     476
Other accrued expenses                                                                                              124,460
                                                                                                                    -------
Total liabilities                                                                                                 4,454,611
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $218,867,082
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    321,049
Additional paid-in capital                                                                                      176,020,050
Excess of distributions over net investment income                                                                  (84,069)
Accumulated net realized gain (loss)                                                                              4,327,385
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            38,282,667
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $218,867,082
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $151,029,652
                                                           Class B                                             $ 43,847,769
                                                           Class C                                             $  2,733,926
                                                           Class I                                             $ 21,060,831
                                                           Class Y                                             $    194,904
Net asset value per share of outstanding capital stock:    Class A shares              22,062,205              $       6.85
                                                           Class B shares               6,551,452              $       6.69
                                                           Class C shares                 408,576              $       6.69
                                                           Class I shares               3,054,317              $       6.90
                                                           Class Y shares                  28,337              $       6.88
                                                                                           ------              ------------
*Including securities on loan, at value (Note 6)                                                               $    257,985
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Statement of operations
AXP Partners International Aggressive Growth

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                      $ 3,912,936
Interest                                                                             7,746
Fee income from securities lending (Note 6)                                          5,353
   Less foreign taxes withheld                                                    (403,101)
                                                                                  --------
Total income                                                                     3,522,934
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               1,878,346
Distribution fee
   Class A                                                                         332,586
   Class B                                                                         423,534
   Class C                                                                          25,270
Transfer agency fee                                                                422,776
Incremental transfer agency fee
   Class A                                                                          34,502
   Class B                                                                          19,370
   Class C                                                                           1,005
Service fee -- Class Y                                                                 118
Administrative services fees and expenses                                          149,750
Compensation of board members                                                        9,232
Custodian fees                                                                     246,000
Printing and postage                                                                63,610
Registration fees                                                                   61,861
Audit fees                                                                          20,000
Other                                                                               31,102
                                                                                    ------
Total expenses                                                                   3,719,062
   Expenses waived/reimbursed by AEFC (Note 2)                                    (180,284)
                                                                                  --------
                                                                                 3,538,778
   Earnings credits on cash balances (Note 2)                                       (1,037)
                                                                                    ------
Total net expenses                                                               3,537,741
                                                                                 ---------
Investment income (loss) -- net                                                    (14,807)
                                                                                   -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               15,939,533
   Foreign currency transactions                                                  (106,197)
                                                                                  --------
Net realized gain (loss) on investments                                         15,833,336
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           13,161,417
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           28,994,753
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $28,979,946
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Aggressive Growth

Year ended Oct. 31,                                                                   2004                 2003
Operations and distributions
Investment income (loss) -- net                                                  $    (14,807)         $     38,507
Net realized gain (loss) on investments                                            15,833,336            (3,087,157)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              13,161,417            33,029,377
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                    28,979,946            29,980,727
                                                                                   ----------            ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (41,859)              (42,227)
      Class Y                                                                             (49)                  (21)
                                                                                      -------               -------
Total distributions                                                                   (41,908)              (42,248)
                                                                                      -------               -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         47,172,297            35,925,845
   Class B shares                                                                  11,074,280            11,155,365
   Class C shares                                                                     686,635               795,715
   Class I shares                                                                  21,363,174                    --
   Class Y shares                                                                     111,793                38,440
Reinvestment of distributions at net asset value
   Class A shares                                                                      40,949                39,075
   Class Y shares                                                                          40                    13
Payments for redemptions
   Class A shares                                                                 (26,785,184)          (20,326,843)
   Class B shares (Note 2)                                                         (9,876,270)           (6,488,828)
   Class C shares (Note 2)                                                           (500,854)             (417,063)
   Class I shares                                                                  (1,199,872)                   --
   Class Y shares                                                                      (4,907)               (1,520)
                                                                                       ------                ------
Increase (decrease) in net assets from capital share transactions                  42,082,081            20,720,199
                                                                                   ----------            ----------
Total increase (decrease) in net assets                                            71,020,119            50,658,678
Net assets at beginning of year                                                   147,846,963            97,188,285
                                                                                  -----------            ----------
Net assets at end of year                                                        $218,867,082          $147,846,963
                                                                                 ============          ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Aggressive Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 9.62% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $83,286 and accumulated net realized gain has been decreased by $83,286.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                                       2004        2003
Class A
Distributions paid from:
      Ordinary income                                  $41,859     $42,227
      Long-term capital gain                                --          --
Class B
Distributions paid from:
      Ordinary income                                       --          --
      Long-term capital gain                                --          --
Class C
Distributions paid from:
      Ordinary income                                       --          --
      Long-term capital gain                                --          --
Class I*
Distributions paid from:
      Ordinary income                                       --         N/A
      Long-term capital gain                                --         N/A
Class Y
Distributions paid from:
      Ordinary income                                       49          21
      Long-term capital gain                                --          --

* Inception date was March 4, 2004.

At Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $   323,160
Accumulated long-term gain (loss)                              $ 4,539,815
Unrealized appreciation (depreciation)                         $37,663,008

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.00% to 0.875% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $39,785 for the year ended Oct. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with American Century Investment Management, Inc. and Columbia Wanger Asset Management, L.P. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
27 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $758,941 for Class A, $36,877 for Class B and $242 for Class C for the year ended Oct. 31, 2004.

For the year ended Oct. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.75% for Class A, 2.51% for Class B, 2.51% for Class C, 1.35% for Class I and 1.58% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C, 1.36% for Class I and 1.58% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $1,037 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $191,879,263 and $153,965,646, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $22,343 for the year ended Oct. 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                    Year ended Oct. 31, 2004
                                              Class A         Class B      Class C       Class I*     Class Y
Sold                                        7,385,438       1,772,807      109,345      3,242,684      17,264
Issued for reinvested distributions             6,757              --           --             --           7
Redeemed                                   (4,179,377)     (1,570,763)     (79,034)      (188,367)       (761)
                                           ----------      ----------      -------       --------        ----
Net increase (decrease)                     3,212,818         202,044       30,311      3,054,317      16,510
                                            ---------         -------       ------      ---------      ------
* Inception date was March 4, 2004.
                                                                    Year ended Oct. 31, 2003
                                              Class A         Class B      Class C        Class I     Class Y
Sold                                        7,423,469       2,336,833      168,138            N/A       7,045
Issued for reinvested distributions             8,607              --           --            N/A           3
Redeemed                                   (4,267,141)     (1,346,689)     (88,331)           N/A        (294)
                                           ----------      ----------      -------       --------      ------
Net increase (decrease)                     3,164,935         990,144       79,807            N/A       6,754
                                           ----------      ----------      -------       --------      ------

--------------------------------------------------------------------------------
28 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                 Currency to                   Currency to         Unrealized         Unrealized
                             be delivered                   be received        appreciation       depreciation
Nov. 1, 2004                    1,790,622                       251,899             $ --             $1,286
                            Swedish Krona                   U.S. Dollar
Nov. 1, 2004                      146,840                       196,942              591                 --
                              U.S. Dollar             Australian Dollar
Nov. 1, 2004                      103,958                        81,773              679                 --
                              U.S. Dollar        European Monetary Unit
Nov. 1, 2004                        5,352                         4,210               35                 --
                              U.S. Dollar        European Monetary Unit
Nov. 1, 2004                       97,402                       178,206               --                789
                            British Pound                   U.S. Dollar
Nov. 1, 2004                      137,520                       251,647               --              1,073
                            British Pound                   U.S. Dollar
Nov. 1, 2004                    3,695,036                        34,585               --                334
                             Japanese Yen                   U.S. Dollar
Nov. 2, 2004                      170,700                    18,108,533              426                 --
                              U.S. Dollar                  Japanese Yen
Nov. 2, 2004                       10,309                     1,093,546               25                 --
                              U.S. Dollar                  Japanese Yen
Nov. 2, 2004                       52,249                        95,688               --                329
                            British Pound                   U.S. Dollar
Nov. 2, 2004                       33,379                        26,165              102                 --
                              U.S. Dollar        European Monetary Unit
Nov. 2, 2004                      282,223                       221,230              863                 --
                              U.S. Dollar        European Monetary Unit
Nov. 2, 2004                      206,406                       172,137               --                732
                              Swiss Franc                   U.S. Dollar
Nov. 3, 2004                       99,195                       132,668              111                 --
                              U.S. Dollar             Australian Dollar
Nov. 3, 2004                       80,060                        66,886               --                166
                              Swiss Franc                   U.S. Dollar
Nov. 3, 2004                      122,076                       146,205              374                 --
                              U.S. Dollar                   Swiss Franc
Nov. 3, 2004                       74,415                       433,433              211                 --
                              U.S. Dollar                  Danish Krone
Nov. 3, 2004                      332,179                       181,038              515                 --
                              U.S. Dollar                 British Pound
Nov. 3, 2004                       79,625                       508,763              401                 --
                              U.S. Dollar               Norwegian Krone
Nov. 3, 2004                       60,580                       430,030              224                 --
                              U.S. Dollar                 Swedish Krona

--------------------------------------------------------------------------------
29 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Exchange date                 Currency to                   Currency to         Unrealized         Unrealized
                             be delivered                   be received        appreciation       depreciation
Nov. 3, 2004                       76,950                        60,225           $  114             $   --
                              U.S. Dollar        European Monetary Unit
Nov. 3, 2004                       11,400                         8,922               17                 --
                              U.S. Dollar        European Monetary Unit
Nov. 3, 2004                      467,953                       366,794            1,396                 --
                              U.S. Dollar        European Monetary Unit
Nov. 3, 2004                       60,551                        47,435              147                 --
                              U.S. Dollar        European Monetary Unit
Nov. 4, 2004                      214,853                       168,409              643                 --
                              U.S. Dollar        European Monetary Unit
Nov. 4, 2004                      227,927                       304,772              225                 --
                              U.S. Dollar             Australian Dollar
Nov. 4, 2004                      729,166                         6,873               --                 17
                             Japanese Yen                   U.S. Dollar
Nov. 4, 2004                       13,619                     1,444,810               34                 --
                              U.S. Dollar                  Japanese Yen
Nov. 4, 2004                      379,380                    40,183,453              354                 --
                              U.S. Dollar                  Japanese Yen
                                                                                  ------             ------
Total                                                                             $7,487             $4,726
                                                                                  ------             ------

6. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2004, securities valued at $257,985 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $323,924. Income from securities lending amounted to $5,353 for the year ended Oct. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004         2003         2002          2001(b)
Net asset value, beginning of period                                     $5.80        $4.56        $5.25         $5.14
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                --          .01          .01            --
Net gains (losses) (both realized and unrealized)                         1.05         1.23         (.70)          .11
                                                                         -----        -----        -----         -----
Total from investment operations                                          1.05         1.24         (.69)          .11
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.85        $5.80        $4.56         $5.25
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $151         $109          $72           $15
Ratio of expenses to average daily net assets(c),(d)                     1.75%        1.75%        1.72%         1.75%(e)
Ratio of net investment income (loss) to average daily net assets         .17%         .23%         .29%        (1.12%)(e)
Portfolio turnover rate (excluding short-term securities)                  87%         116%         141%            8%
Total return(f)                                                         18.15%       27.26%      (13.14%)        2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.85%, 2.05%, 2.35% and 9.34% for the periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004         2003         2002          2001(b)
Net asset value, beginning of period                                     $5.71        $4.53        $5.25         $5.14
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.02)        (.01)           --
Net gains (losses) (both realized and unrealized)                         1.00         1.20         (.71)          .11
                                                                         -----        -----        -----         -----
Total from investment operations                                           .98         1.18         (.72)          .11
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.69        $5.71        $4.53         $5.25
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $44          $36          $24            $1
Ratio of expenses to average daily net assets(c),(d)                     2.51%        2.52%        2.52%         2.52%(e)
Ratio of net investment income (loss) to average daily net assets        (.59%)       (.52%)       (.46%)       (1.80%)(e)
Portfolio turnover rate (excluding short-term securities)                  87%         116%         141%            8%
Total return(f)                                                         17.16%       26.05%      (13.71%)        2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.62%, 2.82%, 3.12% and 10.11% for the periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)      2003         2002          2001(b)
Net asset value, beginning of period                                     $5.71        $4.52        $5.25         $5.14
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.02)        (.01)           --
Net gains (losses) (both realized and unrealized)                         1.00         1.21         (.72)          .11
                                                                         -----        -----        -----         -----
Total from investment operations                                           .98         1.19         (.73)          .11
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.69        $5.71        $4.52         $5.25
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $3           $2           $1           $--
Ratio of expenses to average daily net assets(c),(d)                     2.51%        2.52%        2.52%         2.52%(e)
Ratio of net investment income (loss) to average daily net assets        (.60%)       (.52%)       (.41%)       (1.92%)(e)
Portfolio turnover rate (excluding short-term securities)                  87%         116%         141%            8%
Total return(f)                                                         17.16%       26.27%      (13.90%)        2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.61%, 2.82%, 3.12% and 10.11% for the periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2004(b)
Net asset value, beginning of period                                    $6.62
                                                                        -----
Income from investment operations:
Net investment income (loss)                                              .02
Net gains (losses) (both realized and unrealized)                         .26
                                                                        -----
Total from investment operations                                          .28
                                                                        -----
Net asset value, end of period                                          $6.90
                                                                        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $21
Ratio of expenses to average daily net assets(c),(d)                    1.35%(e)
Ratio of net investment income (loss) to average daily net assets        .55%(e)
Portfolio turnover rate (excluding short-term securities)                 87%
Total return(f)                                                         4.23%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.36% for the period ended Oct. 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
34 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004         2003         2002          2001(b)
Net asset value, beginning of period                                     $5.82        $4.57        $5.25         $5.14
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .01          .02          .01            --
Net gains (losses) (both realized and unrealized)                         1.05         1.23         (.69)          .11
                                                                         -----        -----        -----         -----
Total from investment operations                                          1.06         1.25         (.68)          .11
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.88        $5.82        $4.57         $5.25
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c),(d)                     1.58%        1.56%        1.52%         1.58%(e)
Ratio of net investment income (loss) to average daily net assets         .40%         .28%         .41%         (.99%)(e)
Portfolio turnover rate (excluding short-term securities)                  87%         116%         141%            8%
Total return(f)                                                         18.29%       27.47%      (12.94%)        2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.69%, 1.88%, 2.18% and 9.17% for the periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
35 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Aggressive Growth Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the three-year period ended October 31, 2004 and for the period from September 28, 2001 (when shares became publicly available) to October 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Aggressive Growth Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
36 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners International Aggressive Growth Fund
Fiscal year ended Oct. 31, 2004

Class A

Income distributions -- taxable as dividend income:
         Qualified Dividend Income for individuals                          100%
         Dividends Received Deduction for corporations                     1.48%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.00215

Class Y

Income distributions -- taxable as dividend income:
         Qualified Dividend Income for individuals                          100%
         Dividends Received Deduction for corporations                     1.48%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.00413

--------------------------------------------------------------------------------
37 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
38 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

                                                       Beginning                 Ending                   Expenses paid
                                                     account value            account value             during the period
                                                      May 1, 2004             Oct. 31, 2004         May 1, 2004-Oct. 31, 2004
Class A
   Actual(a)                                            $1,000                 $1,065.30                   $8.93(b)
   Hypothetical (5% return before expenses)             $1,000                 $1,016.21                   $8.72(b)
Class B
   Actual(a)                                            $1,000                 $1,060.20                  $12.86(c)
   Hypothetical (5% return before expenses)             $1,000                 $1,012.38                  $12.56(c)
Class C
   Actual(a)                                            $1,000                 $1,060.20                  $12.91(d)
   Hypothetical (5% return before expenses)             $1,000                 $1,012.33                  $12.61(d)
Class I
   Actual(a)                                            $1,000                 $1,068.10                   $6.99(e)
   Hypothetical (5% return before expenses)             $1,000                 $1,018.10                   $6.82(e)
Class Y
   Actual(a)                                            $1,000                 $1,066.70                   $8.12(f)
   Hypothetical (5% return before expenses)             $1,000                 $1,017.01                   $7.92(f)

(a) Based on the actual return for the six months ended Oct. 31, 2004: +6.53% for Class A, +6.02% for Class B, +6.02% for Class C, +6.81% for Class I and +6.67% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.51%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.52%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.58%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
39 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 70                                                Minnesota
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor    Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and        Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998            (construction materials/chemicals)
Age 67
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and      Cargill, Incorporated (commodity
30 Seventh Street East             since 2001         Chief Executive Officer,            merchants and processors), General
Suite 3050                                            Minnesota Mining and                Mills, Inc. (consumer foods),
St. Paul, MN 55101-4901                               Manufacturing (3M)                  Vulcan Materials Company
Age 70                                                                                    (construction materials/
                                                                                          chemicals), Milliken & Company
                                                                                          (textiles and chemicals), and
                                                                                          Nexia Biotechnologies, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Patricia M. Flynn                  Board member       Trustee Professor of Economics      BostonFed Bancorp, Inc. (holding
901 S. Marquette Ave.              since 2004         and Management, Bentley College     company) and its subsidiary Boston
Minneapolis, MN 55402                                 since 2002; former Dean, McCallum   Federal Savings Bank
Age 53                                                Graduate School of Business,
                                                      Bentley College from 1999 to 2002
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Stephen R. Lewis, Jr.*             Board member       Retired President and Professor     Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         of Economics, Carleton College      (manufactures irrigation systems)
Minneapolis, MN 55402
Age 65
---------------------------------- ------------------ ----------------------------------- ------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
40 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Catherine James Paglia             Board member       Director, Enterprise Asset          Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004         Management, Inc. (private real      (transportation, distribution and
Minneapolis, MN 55402                                 estate and asset management         logistics consultants)
Age 52                                                company) since 1999
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alan K. Simpson                    Board member       Former three-term United States
1201 Sunshine Ave.                 since 1997         Senator for Wyoming
Cody, WY 82414
Age 73
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alison Taunton-Rigby               Board member       Founder and Chief Executive         Hybridon Inc. (biotechnology)
901 S. Marquette Ave.              since 2002         Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                 2004; President, Forester Biotech
Age 60                                                since 2000; prior to that,
                                                      President and CEO, Aquila
                                                      Biopharmaceuticals, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
William F. Truscott                Board member       Senior Vice President - Chief
53600 AXP Financial Center         since 2001,        Investment Officer of AEFC since
Minneapolis, MN 55474              Vice President     2001. Former Chief Investment
Age 44                             since 2002         Officer and Managing Director,
                                                      Zurich Scudder Investments
---------------------------------- ------------------ ----------------------------------- ------------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
41 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Jeffrey P. Fox                     Treasurer  since   Vice President - Investment
105 AXP Financial Center           2002               Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                 Vice President - Finance,
Age 49                                                American Express Company,
                                                      2000-2002;  Vice President -
                                                      Corporate Controller, AEFC,
                                                      1996-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Paula R. Meyer                     President  since   Senior Vice President and General
596 AXP Financial Center           2002               Manager - Mutual Funds, AEFC,
Minneapolis, MN 55474                                 since 2002; Vice President and
Age 50                                                Managing Director - American
                                                      Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC,  1998-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Leslie L. Ogg                      Vice President,    President of Board Services
901 S. Marquette Ave.              General Counsel,   Corporation
Minneapolis, MN 55402              and Secretary
Age 66                             since 1978
---------------------------------- ------------------ ----------------------------------- ------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.


--------------------------------------------------------------------------------
42 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         International
                Core
                   Fund

Annual Report
for the Period Ended
Oct. 31, 2004

AXP Partners International Core Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      18

Notes to Financial Statements             21

Report of Independent Registered
   Public Accounting Firm                 33

Federal Income Tax Information            34

Fund Expenses Example                     36

Board Members and Officers                38

Proxy Voting                              40

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AT OCT. 31, 2004

PORTFOLIO MANAGERS

The Boston Company

Portfolio managers                       Since        Years in industry
D. Kirk Henry, CFA 10/02 23
Clifford A. Smith, CFA                   10/02               12

Marsico Capital Management, LLC
Portfolio manager                        Since        Years in industry
James G. Gendelman                       10/04               17

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 10/3/02      B: 10/3/02      C: 10/3/02      Y: 10/3/02

Ticker symbols by class
A: AAICX        B: APCBX        C: --           Y: --

Total net assets                                         $142.8 million

Number of holdings                                                  180

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
          X              LARGE
                         MEDIUM   SIZE
                         SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 19.8%
United Kingdom 18.4%
Switzerland 9.8%
France 9.0%
Germany 6.4%
Netherlands 3.3%
Canada 3.0%
Mexico 2.9%
United States 2.6%
Australia 2.4%
Italy 2.4%
South Korea 2.2%
Hong Kong 2.1%
Brazil 1.6%
Bermuda 1.5%
Singapore 1.4%
Spain 1.4%
Sweden 1.4%
Finland 1.2%
China 1.0%
Other* 6.2%

* Includes Austria, Belgium, Denmark, Greece, Hungary, India, Ireland, Malaysia, New Zealand, Norway, Russia, South Africa and Taiwan.

TOP TEN HOLDINGS

Percentage of portfolio assets

UBS (Switzerland)                                                   2.5%
Total (France)                                                      2.0
Renault (France)                                                    2.0
HSBC Holdings (United Kingdom)                                      2.0
Roche Holding (Switzerland)                                         1.8
InterContinental Hotels Group (United Kingdom)                      1.7
News Corp ADR (Australia)                                           1.6
NTL (United States)                                                 1.6
Tyco Intl (Bermuda)                                                 1.5
Carnival (United Kingdom)                                           1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

International investing involves special risks, such as political instability and currency fluctuations.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2004

        (bar 1)         (bar 2)         (bar 3)         (bar 4)
        +15.39%         +19.27%         +16.54%         +15.06%

(bar 1) AXP Partners International Core Fund Class A (excluding sales charge) (bar 2) Morgan Stanley Capital International EAFE Index (MSCI EAFE Index)
        (unmanaged)
(bar 3) Lipper International Funds Index
(bar 4) Lipper International Large Cap Core Funds Index

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                 Class A                Class B                     Class C                   Class Y
(Inception dates)               (10/3/02)              (10/3/02)                   (10/3/02)                 (10/3/02)
                           NAV(1)    POP(2)       NAV(1)    After CDSC(3)     NAV(1)   After CDSC(4)    NAV(5)     POP(5)
as of Oct. 31, 2004
1 year                     +15.39%   +8.75%      +14.41%       +10.41%        +14.54%     +14.54%       +15.63%    +15.63%
Since inception            +19.93%  +16.55%      +18.95%       +17.34%        +19.01%     +19.01%       +20.15%    +20.15%

as of Sept. 30, 2004
1 year                     +17.46%  +10.70%      +16.27%       +12.27%        +16.40%     +16.40%       +17.54%    +17.54%
Since inception            +19.21%  +15.71%      +18.18%       +16.46%        +18.24%     +18.24%       +19.36%    +19.36%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Core Fund rose 15.39% for fiscal year ended Oct. 31, 2004, (Class A shares, excluding sales charge) underperforming the MSCI EAFE Index, which advanced 19.27%. The Fund underperformed the Lipper International Funds Index, which increased 16.54% for the 12 months ended Oct. 31, 2004. Currently, American Express Financial Corporation's (AEFC) investment management fees are increased if the Fund outperforms this index and decreased for underperformance. Additional details are available in the Fund's statement of additional information.

During the period, Lipper created additional peer groups to provide investors with global and international categories that more precisely reflect the funds' equity investing styles. AEFC is considering whether the Lipper International Funds Index or the newly-created Lipper International Large Cap Core Funds Index is more appropriate as a peer group index for the Fund. AEFC is expected to make a recommendation to the Fund's Board in January 2005, and AEFC will notify shareholders of any change in the Fund's Lipper peer group index.

This past fiscal year the Fund underperformed the Lipper International Large Cap Core Funds Index, which rose 15.06% for the 12 months ended Oct. 31, 2004.

AXP Partners International Core Fund's portfolio is managed by two independent money management firms that each invest a portion of the Fund assets in a blend of growth and value stocks of foreign companies to seek long-term growth of capital. The Boston Company Asset Management, LLC (The Boston Company) currently manages 52.6% of the Fund's portfolio. Marsico Capital Management, LLC replaced Putnam Investments as a subadvisor on Oct. 1, 2004 and currently manages 47.4% of the Fund's portfolio. Putnam's portion of the Fund underperformed the Fund's peer groups and benchmark for the period of the fiscal year during which it managed Fund assets.

Q: What factors affected performance the most for your portion of the Fund for the fiscal year ended Oct. 31, 2004?

     The Boston Company: International markets continued to rally during the end of 2003 and well into early 2004 before experiencing a sell-off in the second quarter. The U.S. Federal Reserve and China's finance authorities responded by tightening monetary policy and raising interest rates. However, the summer brought an international equity market recovery, and with it, more sustainable growth rates. The U.S. dollar continued to fall against the euro and the yen, with the exception of a few brief periods following U.S. interest rate hikes. Oil soared past $50 per barrel, before finally settling around $48 in October. Resiliently high oil prices amid tight global supply helped

--------------------------------------------------------------------------------
5   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> European markets are plodding along in the reform process, initiating changes to health and welfare programs. However marginal, these changes will complement corporate initiatives aimed at increasing productivity. (end callout quote)

                        -- The Boston Company

    global oil companies achieve record profits. And metal prices climbed to historically high levels on the back of relentless economic expansion in China.

    Many European companies continued to post solid profits despite relatively weak domestic economic conditions.

    o Germany, in particular, suffered from dramatically weak local consumption. The prospect of labor reform shattered the confidence of Germans consumers. However, the promise of structural reform has inspired investors to reconsider Germany as Parliament approved the first phase of labor market reform.

    o The consumer situation appeared to be improving in France as consumption exceeded expectations and consumer confidence continues to build.

    o The U.K. seemed unaffected by the European continent's consumer demand issues, as utility and energy companies posted impressive share price gains. As 2004 progressed, investors shifted to defensive sectors such as utilities, telecom, consumer staples and materials, helping to support European equity performance.

    Chinese authorities announced plans during the first quarter of 2004 to reign in capital spending by lowering the allowable debt value for future cement, steel and construction projects in an attempt to orchestrate a "soft landing." Asia was the hardest hit by the news, as investors moved quickly to ward off market weakness caused by a possible slowdown in trade activity. More recently, The People's Bank of China surprised capital markets by raising interest rates for the first time in nine years, triggering more uncertainty in the Pacific Rim. Japanese equities were hurt by actions taken in China to curb lending and excessive expansion, as external demand remains critical to the Japanese economic recovery despite strengthening local demand. However, the latest Tankan business sentiment survey

--------------------------------------------------------------------------------
6   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Questions & Answers

    should alleviate fears of a sharp downturn in growth, with businesses reporting a gradual decline consistent with a more mature recovery. In addition, it appears that Japan might soon experience its first rise in prices in years as chronic deflation seems to be slowly-but-surely disappearing.

    Marsico: During the one-month period in which we became subadvisers of the Fund, investment results trailed the MSCI EAFE Index. The main sources for the Fund's underperformance stemmed from investments in several industry groups, most notably media and semiconductors. The Fund's media-related positions included EMI Group, Sogecable and Reed Elsevier, which declined during the month. Investment results were also impacted by the Fund's position in Samsung Electronics, a South Korean-based semiconductor and consumer electronics company, which had a negative return in October.

    Currency fluctuations also impacted the Fund's performance in October. A number of the Fund's holdings trade in U.S. dollars, including various American Depositary Receipts (ADRs).

    As noted earlier, the U.S. dollar was generally weaker compared to some other major currencies in October.

    Performance was buoyed to some extent by the Fund's hotel positions, including Wynn Resorts Ltd., InterContinental Hotels and Shangri-La Asia. Certain technology hardware and equipment positions -- including Canon, Research in Motion and Keyence -- outperformed the benchmark index.

    Putnam: Early in the fiscal year, a lingering investor preference for smaller-cap securities detracted from returns and hurt our portion of the Fund, which had a larger-cap focus. However, later in the year the market rewarded our decision to stay in basic materials, and the sector had strong gains in the third calendar quarter of 2004, second only to energy. Among telecom holdings, Vodafone was a positive contributor.

Q:  What changes did you make to your portion of the Fund?

    The Boston Company: We have always been diligent in capturing profits to reduce price risk, focusing on quality, and carefully establishing positions on price weakness. Recent changes to our portion of the Fund highlight our investment approach. Positions in Asian companies that have soared on the region's sharp recovery have been liquidated. These positions include a Hong Kong industrial conglomerate and a regional bank that posted solid earnings in its private wealth division. Positions have been added in financially sound consumer product companies that have been heavily sold due to rising raw material prices. We have

--------------------------------------------------------------------------------
7   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We sold approximately 75% of the prior subadvisor's holdings, which comprised 118 individual securities. (end callout quote)

                                   -- Marsico

    limited our exposure to the struggling information technology sector and we have added materials stocks. This sector is benefiting from higher metal prices.

    Marsico: We made several substantive changes. First, we sold approximately 75% of the prior subadvisor's holdings, which comprised 118 individual securities. Some of the major sales activity included:

    o Euro currency countries - The previous subadvisor had a substantial allocation to countries that use the euro, including France, Italy, Germany, and Sweden. All but three of these holdings were sold, including a variety of financial services, communications-related, and consumer-related companies.

    o Japan - The previous subadvisor had a substantial number of Japanese holdings, of which all but four were sold. The selling we initiated took place predominately in automobile, financial services, retailing, industrials (particularly transportation), cellular telecommunications, pharmaceutical, and consumer product companies. We also sold a significant position in a Japan Exchange Traded Fund ("ETF") that was designed to track the performance of the country's equity market as measured by the Morgan Stanley Capital International EAFE Index.

    o Great Britain - The previous subadvisor had a number of holdings domiciled in Great Britain, of which all but three were sold. These spanned a variety of sectors and industries, including: pharmaceuticals, consumer products, basic materials, banking, and media/advertising.

    We did not necessarily eliminate exposure to the countries, sectors, and industries cited above. However, the overall composition of holdings in our portion of the Fund did change materially as compared to the prior subadvisor's strategy. We should further note that country allocations typically are a residual of our stock selection process.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Questions & Answers

    A second significant change in the Fund's "complexion" related to the number of securities it owns presently. A central facet of our investment strategy is to manage a relatively concentrated portfolio. We typically will invest in a core position of 30-50 individual holdings.

    Putnam: While we managed a portion of the Fund, we structured a broadly diversified portfolio focusing on companies with healthy balance sheets and proven products gaining market share. We sought high quality companies, which have historically generated attractive cash profits and are reinvesting in their businesses at attractive levels of return or giving back cash to shareholders. In particular, we focused on companies with strong management teams leading restructuring efforts that are adding value such as Siemens.

Q:  How is your portion of the Fund positioned?

    The Boston Company: The usual suspects of market sentiment remain firmly in place, namely oil prices, geopolitical tension and the outlook for China. As always we remain astutely focused on company fundamentals, taking advantage of momentary lapses in market efficiency to acquire undervalued stocks and capture capital gains. Earnings growth has likely peaked, with strategists and economists forecasting a mature phase in economic expansion. Higher interest rates in China should allow the government to orchestrate a soft landing of 7-7.5% GDP growth in 2005. Against this scenario, the U.S. dollar will likely remain weak, possibly provoking Japanese intervention to depress the yen. Japan is vulnerable to marked currency appreciation, which would have a tightening effect on liquidity. European markets are plodding along in the reform process, initiating changes to health and welfare programs. However marginal, these changes will complement corporate initiatives aimed at increasing productivity, namely outsourcing, relocating production to lower cost economies and employing greater use of information technology. We see a wide range of interesting opportunities in international markets.

    Marsico: At Oct. 31, 2004, the portion of the Fund we subadvise was allocated primarily to economic sectors where we perceive there may be above-average growth opportunities, including consumer discretionary, financials, information technology and telecommunications services. The Fund had minimal or no investments in materials and utilities sectors. At a country level, the Fund had significant investments in the United Kingdom, Japan, Switzerland, France, Canada, Germany and Mexico. Generally, country allocations are a residual of our stock selection process.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Partners International Core Fund Fund Class A shares (from 10/1/02 to 10/31/04) as compared to the performance of three widely cited performance indices, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), the Lipper International Funds Index and the Lipper International Large Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                Class A
                                       Short-term         Long-term
Fiscal year ended        Income       capital gains     capital gains   Total
Oct. 31, 2004            $0.09          $0.15               $0.02       $0.26
Oct. 31, 2003             0.01              --                 --        0.01
Oct. 31, 2002(1)            --              --                 --          --

(1) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

(line chart)
                      VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP PARTNERS INTERNATIONAL CORE FUND

AXP Partners International Core Fund
  (includes sales charge)             $ 9,425   $ 9,744   $ 9,357  $ 9,752  $10,804   $11,912   $13,218   $13,198  $13,061  $13,745
Morgan Stanley Capital International
  EAFE Index(1)                       $10,000   $10,538   $10,204  $10,752  $11,981   $13,443   $15,029   $15,039  $14,943  $15,934
Lipper International Funds Index(2)   $10,000   $10,519   $10,274  $10,688  $11,969   $13,311   $14,814   $14,773  $14,569  $15,513
Lipper International Large Cap Core
  Funds Index(3)                      $10,000   $10,595   $10,193  $10,632  $11,777   $13,006   $14,463   $14,352  $13,987  $14,965

                                      10/1/02    10/02      1/03     4/03     7/03     10/03      1/04      4/04     7/04    10/04

COMPARATIVE RESULTS
Results as of  Oct. 31, 2004                                                       Since
                                                                 1 year        inception(4)
AXP Partners International Core Fund (includes sales charge)
Class A    Cumulative value of $10,000                         $10,875           $13,745
           Average annual total return                          +8.75%           +16.55%

Morgan Stanley Capital International EAFE Index(1)
           Cumulative value of $10,000                         $11,927           $15,934
           Average annual total return                         +19.27%           +25.43%

Lipper International Funds Index(2)
           Cumulative value of $10,000                         $11,654           $15,513
           Average annual total return                         +16.54%           +23.46%

Lipper International Large Cap Core Funds Index(3)
           Cumulative value of $10,000                         $11,506           $14,965
           Average annual total return                         +15.06%           +21.36%

Results for other share classes can be found on page 4.

(1) MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Funds Index includes the 30 largest international funds (growth and value) tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Lipper International Large Cap Core Funds Index includes the 10 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(4) Fund data is from Oct. 3, 2002. MSCI EAFE Index and Lipper Index data is from Oct. 1, 2002.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Partners International Core Fund

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (95.8%)(c)
Issuer                                            Shares           Value(a)

Australia (2.3%)

Banks and savings & loans (0.5%)
Natl Australia Bank                               32,694           $691,901

Media (1.5%)
News Corp ADR                                     68,873(b)       2,193,307

Paper & packaging (0.3%)
Amcor                                             64,100            366,128

Austria (0.5%)

Banks and savings & loans
Erste Bank der
  Oesterreichischen Sparkassen                    16,853            752,407

Belgium (0.6%)

Insurance
Fortis                                            32,600(b)         832,214

Bermuda (1.4%)

Multi-industry
Tyco Intl                                         65,651          2,045,029

Brazil (1.5%)

Banks and savings & loans (0.6%)
UNIBANCO - Uniao de
  Bancos Brasileiros ADR                          34,313            907,585

Energy (0.3%)
Petroleo Brasileiro ADR                           10,700            379,957

Household products (0.3%)
Natura Cosmeticos                                 20,500            416,171

Utilities -- telephone (0.3%)
Telecomunicacoes Brasileiras ADR                  15,500            408,580

Canada (2.8%)

Energy (0.6%)
Talisman Energy                                   33,010            886,302

Retail -- drugstores (0.9%)
Shoppers Drug Mart                                43,740(b)       1,330,624

Telecom equipment & services (1.3%)
Research In Motion                                20,751(b)       1,830,238

China (0.9%)

Telecom equipment & services (0.4%)
China Telecom ADR                                 19,870            636,635

Energy (0.5%)
CNOOC ADR                                         13,228            685,210

Denmark (0.3%)

Banks and savings & loans
Danske Bank                                       13,500            378,286

Finland (1.2%)

Financial services (0.2%)
Sampo Cl A                                        28,900            345,397

Paper & packaging (0.6%)
M-real Cl B                                       46,400            287,961
UPM - Kymmene                                     27,800            551,379
Total                                                               839,340

Telecom equipment & services (0.3%)
Nokia                                             11,000            170,174
Nokia ADR                                         20,850            321,507
Total                                                               491,681

France (8.6%)

Aerospace & defense (0.3%)
SNECMA                                            21,010(b)         448,970

Automotive & related (2.4%)
Renault                                           32,869          2,759,083
Valeo                                             18,900            700,140
Total                                                             3,459,223

Banks and savings & loans (0.5%)
BNP Paribas                                       10,400            709,973

Electronics (0.6%)
Thomson                                           35,610            808,351

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

France (cont.)

Energy (2.0%)
Total                                             13,422         $2,799,493

Machinery (0.3%)
Schneider Electric                                 7,400            491,443

Media (0.6%)
JC Decaux                                         33,263(b)         829,560

Multi-industry (0.5%)
Sanofi-Aventis                                    10,560            774,271

Retail -- grocery (0.6%)
Carrefour                                         19,850            871,985

Utilities -- telephone (0.8%)
France Telecom                                    37,900          1,088,269

Germany (6.2%)

Airlines (0.4%)
Deutsche Lufthansa                                44,270(b)         585,173

Automotive & related (0.5%)
Volkswagen                                        17,440            777,051

Banks and savings & loans (1.2%)
Bayerische Hypo-und Vereinsbank                   40,630(b)         797,009
Deutsche Bank                                      7,770            592,473
Deutsche Postbank                                  7,500(b)         299,235
Total                                                             1,688,717

Computer software & services (1.0%)
SAP                                                8,364          1,429,116

Electronics (1.3%)
Siemens                                           22,630          1,689,662

Financial services (0.2%)
Deutsche Boerse                                    7,050            353,179

Industrial transportation (0.6%)
Deutsche Post                                     43,960            861,769

Machinery (0.2%)
Heidelberger Druckmaschinen                       11,455(b)         329,948

Miscellaneous (0.1%)
Medion                                             7,600            132,259

Retail -- general (0.2%)
KarstadtQuelle                                    28,600            325,344

Utilities -- electric (0.4%)
E.ON                                               7,780            634,948

Greece (0.2%)

Utilities -- telephone
Hellenic Telecommunications
  Organization                                    21,620            335,853

Hong Kong (2.0%)

Banks and savings & loans (0.3%)
Bank of East Asia                                125,907            360,737

Electronics (0.5%)
ASM Pacific Technology                           201,500            653,691

Industrial transportation (--%)
MTR                                               18,122             27,125

Lodging & gaming (0.9%)
Shangri-La Asia                                1,064,000          1,223,491

Multi-industry (0.1%)
Citic Pacific                                     55,700            142,411

Utilities -- telephone (0.3%)
China Mobile Hong Kong                           161,000            467,488

Hungary (0.5%)

Banks and savings & loans
OTP Bank ADR                                      14,908(d)         751,065

India (0.7%)

Banks and savings & loans
ICICI Bank ADR                                    63,570          1,001,863

Ireland (0.8%)

Banks and savings & loans
Bank of Ireland                                   79,100          1,088,076

Italy (2.3%)

Aerospace & defense (0.5%)
Finmeccanica                                     934,500            744,975

Banks and savings & loans (1.0%)
Banche Popolari Unite Scri                        12,450            222,078
Sanpaolo-IMI                                      15,900            202,236
UniCredito Italiano                              195,000          1,050,488
Total                                                             1,474,802

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Italy (cont.)

Energy (0.6%)
Eni                                               35,900           $817,690

Textiles & apparel (0.2%)
Benetton Group                                    26,388            305,583

Japan (19.0%)

Automotive & related (2.1%)
Fuji Heavy Inds                                   76,200            370,847
Honda Motor                                       16,900            817,690
Nissan Motor                                     120,000          1,355,131
Toyota Motor                                      10,400            405,897
Total                                                             2,949,565

Banks and savings & loans (2.1%)
77 Bank                                           90,200            537,859
Credit Saison                                     25,800            826,517
Mitsubishi Tokyo Financial Group                     160          1,360,801
Shinsei Bank                                       6,000             39,123
Sumitomo Mitsui Financial Group                       46            299,509
Total                                                             3,063,809

Building materials & construction (0.8%)
Rinnai                                            21,200            577,981
Sekisui House                                     52,200            539,660
Total                                                             1,117,641

Chemicals (1.1%)
Shin-Etsu Chemical                                19,600            746,438
Sumitomo Bakelite                                 59,200            349,091
Sumitomo Chemical                                100,400            487,673
Total                                                             1,583,202

Electronics (2.5%)
Alps Electric                                     39,600            477,879
Keyence                                            4,800          1,083,198
Minebea                                          130,000            552,826
Murata Mfg                                        10,100            481,998
Rohm                                               6,700            688,868
TDK                                                3,400            236,477
Total                                                             3,521,246

Financial services (0.6%)
Aiful                                              5,650            564,894
SFCG                                               1,460            307,397
Total                                                               872,291

Health care products (0.6%)
Takeda Pharmaceutical                             16,300            788,660

Household products (0.7%)
Kao                                               25,000            577,632
Shiseido                                          31,000            405,150
Total                                                               982,782

Industrial transportation (1.0%)
Nippon Express                                   169,000            816,093
Yamato Transport                                  50,000            675,203
Total                                                             1,491,296

Insurance (0.7%)
Millea Holdings                                       78          1,031,940

Leisure time & entertainment (0.4%)
Yamaha Motor                                      39,000            594,472

Machinery (0.8%)
Fuji Machine Mfg                                   6,100             57,472
Funai Electric                                     2,500            327,443
Mabuchi Motor                                      9,300            691,655
Total                                                             1,076,570

Media (0.5%)
Dentsu                                               139            373,048
Nippon Telegraph & Telephone                          83            352,958
Total                                                               726,006

Multi-industry (1.7%)
Canon                                             28,700          1,418,455
Fuji Photo Film                                   20,800            711,548
Sohgo Security Services                           21,600            295,158
Total                                                             2,425,161

Restaurants (0.4%)
Skylark                                           32,600            540,971

Retail -- drugstores (0.3%)
Matsumotokiyoshi                                  18,200            458,354

Retail -- general (1.5%)
Lawson                                            14,800            495,105
Olympus                                           13,500            262,167
Yamada Denki                                      38,300          1,360,876
Total                                                             2,118,148

Textiles & apparel (0.2%)
Kuraray                                           45,400            355,237

Utilities -- telephone (1.0%)
KDDI                                                 293          1,412,116

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Malaysia (0.1%)

Airlines
AirAsia                                          510,700(b,e)      $165,268

Mexico (2.8%)

Beverages & tobacco (0.3%)
Coca-Cola Femsa ADR                               20,100            404,412

Cellular telecommunications (0.9%)
America Movil ADR Series L                        29,860          1,313,840

Media (1.3%)
Grupo Televisa ADR                                32,080          1,764,400

Utilities -- telephone (0.3%)
Telefonos de Mexico ADR Cl L                      13,500            462,240

Netherlands (3.1%)

Banks and savings & loans (0.3%)
ABN AMRO Holding                                  18,958            454,850

Beverages & tobacco (0.5%)
Heineken                                          20,385            642,726

Chemicals (0.4%)
Akzo Nobel                                         9,968            376,147
DSM                                                4,800            262,021
Total                                                               638,168

Energy (0.5%)
Royal Dutch Petroleum                             11,900            648,528

Industrial services (0.5%)
Koninklijke Philips Electronics                   29,750            706,789

Insurance (0.5%)
Aegon                                             63,445            696,561

Media (0.5%)
Wolters Kluwer                                    38,513            704,229

New Zealand (0.1%)

Paper & packaging
Carter Holt Harvey                                90,875(b)         133,778

Norway (0.1%)

Energy
Norsk Hydro                                        1,350             99,591

Russia (0.5%)

Utilities -- telephone
Mobile Telesystems ADR                             4,829            700,784

Singapore (1.3%)

Banks and savings & loans (0.6%)
DBS Group Holdings                                84,600            793,793

Engineering & construction (0.1%)
Singapore Technologies
  Engineering                                    153,500            192,960

Real estate (0.6%)
CapitaLand                                       771,000            857,903

South Africa (0.7%)

Banks and savings & loans (0.3%)
Nedcor                                            41,505            453,614

Metals (0.4%)
Anglo American                                    22,539            494,554

South Korea (2.1%)

Electronics (1.3%)
Samsung Electronics                                4,700          1,846,226

Metals (0.1%)
POSCO ADR                                          5,710            213,497

Utilities -- electric (0.4%)
Korea Electric Power ADR                          47,200            541,856

Utilities -- telephone (0.3%)
KT ADR                                            23,400            431,964

Spain (1.4%)

Banks and savings & loans (0.2%)
Banco de Sabadell                                 14,900            320,691

Energy (0.5%)
Repsol                                            21,600            469,593
Repsol ADR                                         8,700            188,529
Total                                                               658,122

Utilities -- electric (0.7%)
Endesa                                            46,800            952,775

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Sweden (1.4%)

Furniture & appliances (0.5%)
Electrolux Cl B                                   40,910           $760,656

Telecom equipment & services (0.9%)
Telefonktiebolaget LM
  Ericsson ADR                                    40,768(b)       1,178,603

Switzerland (9.4%)

Banks and savings & loans (2.6%)
Julius Baer Holding Cl B                           1,300            364,740
UBS                                               47,041          3,400,033
Total                                                             3,764,773

Chemicals (1.6%)
Clariant                                          32,900            446,382
Lonza Group                                       13,150            644,284
Syngenta                                          11,948(b)       1,142,764
Total                                                             2,233,430

Food (0.8%)
Nestle                                             4,740          1,124,460

Health care products (3.7%)
Novartis                                          26,000          1,243,384
Roche Holding                                     24,113          2,471,885
Synthes                                           14,872(b)       1,589,336
Total                                                             5,304,605

Insurance (0.7%)
Swiss Reinsurance                                 10,020            616,809
Zurich Financial Services                          2,800(b)         399,833
Total                                                             1,016,642

Taiwan (0.9%)

Electronics
Taiwan Semiconductor Mfg ADR                     103,035            779,974
United Microelectronics ADR                      139,319(b)         487,617
Total                                                             1,267,591

United Kingdom (17.6%)

Aerospace & defense (0.4%)
BAE Systems                                      143,000            626,100

Airlines (0.5%)
BAA                                               41,200            434,215
easyJet                                          119,200(b)         345,010
Total                                                               779,225

Automotive & related (0.6%)
GKN                                              203,300            798,580

Banks and savings & loans (1.4%)
Barclays                                          47,162            461,083
Lloyds TSB Group                                  67,395            533,802
Royal Bank of Scotland Group                      32,267            951,718
Total                                                             1,946,603

Beverages & tobacco (0.6%)
Diageo                                            66,225            886,597

Cellular telecommunications (1.4%)
Vodafone Group                                   771,092          1,976,767

Computer software & services (0.1%)
ARM Holdings                                      94,823            169,464

Energy (1.3%)
Golar LNG                                         43,000(b)         683,130
Shell Transport & Trading                        141,043          1,111,298
Total                                                             1,794,428

Financial services (1.9%)
HSBC Holdings                                    168,019          2,715,622

Food (0.5%)
Cadbury Schweppes                                 81,700            679,384

Health care products (0.9%)
GlaxoSmithKline                                   63,579          1,340,146

Household products (0.5%)
Unilever                                          78,990            666,285

Industrial services (0.3%)
BOC Group                                         24,200            390,023

Leisure time & entertainment (2.4%)
Carnival                                          38,458          2,036,834
EMI Group                                        376,305          1,464,328
Total                                                             3,501,162

Lodging & gaming (1.6%)
InterContinental Hotels Group                    191,256          2,342,558

Metals (0.6%)
Rio Tinto                                         34,600            905,443

Multi-industry (0.4%)
Bunzl                                             68,253            517,707

Paper & packaging (0.2%)
Rexam                                             35,218            278,620

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

United Kingdom (cont.)

Retail -- drugstores (0.5%)
Boots Group                                       57,363           $693,638

Retail -- general (0.2%)
Marks & Spencer Group                             51,400            339,104

Retail -- grocery (0.3%)
J Sainsbury                                      102,378            484,931

Utilities -- electric (0.1%)
Scottish & Southern Energy                         8,982            137,745

Utilities -- natural gas (0.3%)
Centrica                                          91,080            402,962

Utilities -- telephone (0.6%)
BT Group                                         240,000            819,247

United States (2.5%)

Cable (1.5%)
NTL                                               32,028(b)       2,130,182

Leisure time & entertainment (1.0%)
Wynn Resorts                                      25,086(b)       1,458,751

Total common stocks
(Cost: $127,441,757)                                           $136,736,166

Total investments in securities
(Cost: $127,441,757)(f)                                        $136,736,166

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2004, the value of these securities amounted to $751,065 or 0.5% of net7 assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2004, is as follows:

     Security                               Acquisition                Cost
                                               date
     AirAsia                                 10-29-04              $169,897

(f) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $129,022,399 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 9,382,966
     Unrealized depreciation                                     (1,669,199)
                                                                 ----------
     Net unrealized appreciation                                $ 7,713,767
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Core Fund

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $127,441,757)                                                                          $136,736,166
Cash in bank on demand deposit                                                                                5,258,936
Foreign currency holdings (identified cost $2,069,066) (Note 1)                                               2,089,023
Capital shares receivable                                                                                        48,345
Dividends and accrued interest receivable                                                                       201,757
Receivable for investment securities sold                                                                       797,759
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                       761
                                                                                                                    ---
Total assets                                                                                                145,132,747
                                                                                                            -----------
Liabilities
Capital shares payable                                                                                           12,523
Payable for investment securities purchased                                                                   2,203,827
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                     2,697
Accrued investment management services fee                                                                        3,776
Accrued distribution fee                                                                                          1,308
Accrued transfer agency fee                                                                                         598
Accrued administrative services fee                                                                                 311
Other accrued expenses                                                                                          102,427
                                                                                                                -------
Total liabilities                                                                                             2,327,467
                                                                                                              ---------
Net assets applicable to outstanding capital stock                                                         $142,805,280
                                                                                                           ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                   $    203,383
Additional paid-in capital                                                                                  119,439,487
Undistributed net investment income                                                                             485,773
Accumulated net realized gain (loss)                                                                         13,358,421
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies (Note 5)                                 9,318,216
                                                                                                              ---------
Total -- representing net assets applicable to outstanding capital stock                                   $142,805,280
                                                                                                           ============
Net assets applicable to outstanding shares:               Class A                                         $ 97,591,124
                                                           Class B                                         $ 21,998,053
                                                           Class C                                         $  1,535,888
                                                           Class I                                         $ 21,597,503
                                                           Class Y                                         $     82,712
Net asset value per share of outstanding capital stock:    Class A shares              13,879,271          $       7.03
                                                           Class B shares               3,168,563          $       6.94
                                                           Class C shares                 221,140          $       6.95
                                                           Class I shares               3,057,583          $       7.06
                                                           Class Y shares                  11,738          $       7.05
                                                                                           ------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Partners International Core Fund

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                      $ 2,773,772
Interest                                                                             6,687
   Less foreign taxes withheld                                                    (318,537)
                                                                                  --------
Total income                                                                     2,461,922
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               1,015,577
Distribution fee
   Class A                                                                         205,952
   Class B                                                                         192,318
   Class C                                                                          13,300
Transfer agency fee                                                                176,582
Incremental transfer agency fee
   Class A                                                                          13,748
   Class B                                                                           8,819
   Class C                                                                             676
Service fee -- Class Y                                                                  39
Administrative services fees and expenses                                           88,536
Compensation of board members                                                        8,432
Custodian fees                                                                     185,484
Printing and postage                                                                44,605
Registration fees                                                                   54,866
Audit fees                                                                          19,000
Other                                                                                4,343
                                                                                     -----
Total expenses                                                                   2,032,277
   Earnings credits on cash balances (Note 2)                                         (410)
                                                                                      ----
Total net expenses                                                               2,031,867
                                                                                 ---------
Investment income (loss) -- net                                                    430,055
                                                                                   -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               14,382,864
   Foreign currency transactions                                                    19,364
                                                                                    ------
Net realized gain (loss) on investments                                         14,402,228
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (851,808)
                                                                                  --------
Net gain (loss) on investments and foreign currencies                           13,550,420
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $13,980,475
                                                                               -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Core Fund

Year ended Oct. 31,                                                                2004               2003
Operations and distributions
Investment income (loss) -- net                                               $    430,055         $   293,300
Net realized gain (loss) on investments                                         14,402,228           2,112,988
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (851,808)          9,314,640
                                                                                  --------           ---------
Net increase (decrease) in net assets resulting from operations                 13,980,475          11,720,928
                                                                                ----------          ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                     (959,673)            (63,590)
      Class B                                                                     (153,692)             (4,045)
      Class C                                                                      (10,500)               (313)
      Class Y                                                                         (328)                (40)
   Net realized gain
      Class A                                                                   (1,798,573)            (11,690)
      Class B                                                                     (399,619)               (949)
      Class C                                                                      (28,110)                (74)
      Class Y                                                                         (576)                 (7)
                                                                                ----------             -------
Total distributions                                                             (3,351,071)            (80,708)
                                                                                ----------             -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                      33,453,461          33,184,929
   Class B shares                                                               11,041,005          11,992,775
   Class C shares                                                                  654,616             813,900
   Class I shares                                                               21,436,343                  --
   Class Y shares                                                                   57,000               2,000
Reinvestment of distributions at net asset value
   Class A shares                                                                1,694,626              18,752
   Class B shares                                                                  545,618               4,926
   Class C shares                                                                   37,180                 340
   Class Y shares                                                                      367                  16
Payments for redemptions
   Class A shares                                                               (8,891,860)         (2,113,284)
   Class B shares (Note 2)                                                      (4,479,194)         (1,248,245)
   Class C shares (Note 2)                                                        (221,610)            (32,261)
   Class I shares                                                                 (649,891)                 --
                                                                                ----------             -------
Increase (decrease) in net assets from capital share transactions               54,677,661          42,623,848
                                                                                ----------          ----------
Total increase (decrease) in net assets                                         65,307,065          54,264,068
Net assets at beginning of year                                                 77,498,215          23,234,147
                                                                                ----------          ----------
Net assets at end of year                                                     $142,805,280         $77,498,215
                                                                              ============         ===========
Undistributed net investment income                                           $    485,773         $   367,433
                                                                              ------------         -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Core Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 15.12% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices,

--------------------------------------------------------------------------------
21   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT
as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of

--------------------------------------------------------------------------------
22   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT
foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

At Oct. 31, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2004, was $165,268, representing 0.12% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $812,478 and accumulated net realized gain has been decreased by $834,331 resulting in a net reclassification adjustment to increase paid-in capital by $21,853.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                                     2004            2003
Class A
Distributions paid from:
      Ordinary income                               $2,547,810        $75,280
      Long-term capital gain                           210,436             --
Class B
Distributions paid from:
      Ordinary income                                  506,554          4,994
      Long-term capital gain                            46,757             --
Class C
Distributions paid from:
      Ordinary income                                   35,321            387
      Long-term capital gain                             3,289             --
Class I*
Distributions paid from:
      Ordinary income                                       --            N/A
      Long-term capital gain                                --            N/A
Class Y
Distributions paid from:
      Ordinary income                                      837             47
      Long-term capital gain                                67             --

* Inception date was March 4, 2004.

At Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                      $5,451,601
Accumulated long-term gain (loss)                                  $9,961,038
Unrealized appreciation (depreciation)                             $7,749,771

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.845% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $48,163 for the year ended Oct. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with The Boston Company Asset Management, LLC and Marsico Capital Management, LLC. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $444,615 for Class A, $11,450 for Class B and $256 for Class C for the year ended Oct. 31, 2004.

AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C, 1.35% for Class I and 1.58% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $410 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $166,384,256 and $117,142,920, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                    Year ended Oct. 31, 2004
                                              Class A        Class B       Class C       Class I*      Class Y
Sold                                        4,957,227      1,647,424        97,645      3,151,237        8,311
Issued for reinvested distributions           262,733         85,120         5,791             --           57
Redeemed                                   (1,318,902)      (673,505)      (33,401)       (93,654)          --
                                           ----------       --------       -------        -------        -----
Net increase (decrease)                     3,901,058      1,059,039        70,035      3,057,583        8,368
                                            ---------      ---------        ------      ---------        -----

* Inception date was March 4, 2004.
                                                                    Year ended Oct. 31, 2003
                                              Class A        Class B       Class C        Class I      Class Y
Sold                                        6,030,354      2,202,834       149,211            N/A          349
Issued for reinvested distributions             3,634            957            66            N/A            3
Redeemed                                     (382,371)      (222,231)       (5,573)           N/A           --
                                            ---------      ---------       -------      ---------        -----
Net increase (decrease)                     5,651,617      1,981,560       143,704            N/A          352
                                            ---------      ---------       -------      ---------        -----

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date       Currency to                Currency to      Unrealized         Unrealized
                   be delivered                be received    appreciation       depreciation
Nov. 1, 2004            311,070                    258,171            $ --             $2,357
                    Swiss Franc                U.S. Dollar
Nov. 1, 2004             59,776                     46,965             321                 --
                    U.S. Dollar     European Monetary Unit
Nov. 3, 2004            175,574                    146,706              --                340
                    Swiss Franc                U.S. Dollar
Nov. 3, 2004             39,968                     31,257              28                 --
                    U.S. Dollar     European Monetary Unit
Nov. 3, 2004            170,596                     92,920             163                 --
                    U.S. Dollar              British Pound
Nov. 3, 2004             22,365                     12,181              21                 --
                    U.S. Dollar              British Pound
Nov. 4, 2004              3,507                    371,557               4                 --
                    U.S. Dollar               Japanese Yen
Nov. 18, 2004           169,673                    644,759             224                 --
                    U.S. Dollar          Malaysian Ringgit
                                                                      ----             ------
Total                                                                 $761             $2,697
                                                                      ----             ------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004            2003            2002(b)
Net asset value, beginning of period                                          $6.34           $5.20           $5.03
                                                                              -----           -----           -----
Income from investment operations:
Net investment income (loss)                                                    .05             .02              --
Net gains (losses) (both realized and unrealized)                               .90            1.13             .17
                                                                              -----           -----           -----
Total from investment operations                                                .95            1.15             .17
                                                                              -----           -----           -----
Less distributions:
Dividends from net investment income                                           (.09)           (.01)             --
Distributions from realized gains                                              (.17)             --              --
                                                                              -----           -----           -----
Total distributions                                                            (.26)           (.01)             --
                                                                              -----           -----           -----
Net asset value, end of period                                                $7.03           $6.34           $5.20
                                                                              -----           -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $98             $63             $22
Ratio of expenses to average daily net assets(c)                              1.73%           1.74%(d)        1.67%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .51%            .73%          (1.01%)(e)
Portfolio turnover rate (excluding short-term securities)                      111%             58%              2%
Total return(f)                                                              15.39%          22.26%           3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.21% and 5.51% for the periods ended Oct. 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004            2003            2002(b)
Net asset value, beginning of period                                          $6.29           $5.20           $5.03
                                                                              -----           -----           -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)                               .89            1.10             .17
                                                                              -----           -----           -----
Less distributions:
Dividends from net investment income                                           (.07)           (.01)             --
Distributions from realized gains                                              (.17)             --              --
                                                                              -----           -----           -----
Total distributions                                                            (.24)           (.01)             --
                                                                              -----           -----           -----
Net asset value, end of period                                                $6.94           $6.29           $5.20
                                                                              -----           -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $22             $13              $1
Ratio of expenses to average daily net assets(c)                              2.51%           2.52%(d)        2.52%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.22%)           .04%          (1.46%)(e)
Portfolio turnover rate (excluding short-term securities)                      111%             58%              2%
Total return(f)                                                              14.41%          21.23%           3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.98% and 6.28% for the periods ended Oct. 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004            2003            2002(b)
Net asset value, beginning of period                                          $6.29           $5.20           $5.03
                                                                              -----           -----           -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)                               .89            1.10             .17
                                                                              -----           -----           -----
Less distributions:
Dividends from net investment income                                           (.06)           (.01)             --
Distributions from realized gains                                              (.17)             --              --
                                                                              -----           -----           -----
Total distributions                                                            (.23)           (.01)             --
                                                                              -----           -----           -----
Net asset value, end of period                                                $6.95           $6.29           $5.20
                                                                              -----           -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $2              $1            $ --
Ratio of expenses to average daily net assets(c)                              2.51%           2.52%(d)        2.51%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.24%)          (.01%)         (1.60%)(e)
Portfolio turnover rate (excluding short-term securities)                      111%             58%              2%
Total return(f)                                                              14.54%          21.23%           3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.98% and 6.28% for the periods ended Oct. 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2004(b)
Net asset value, beginning of period                                 $6.91
                                                                     -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)                      .15
                                                                     -----
Net asset value, end of period                                       $7.06
                                                                     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $22
Ratio of expenses to average daily net assets(c)                     1.29%(d)
Ratio of net investment income (loss) to average daily net assets     .78%(d)
Portfolio turnover rate (excluding short-term securities)             111%
Total return(e)                                                      2.17%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004            2003            2002(b)
Net asset value, beginning of period                                          $6.35           $5.20           $5.03
                                                                              -----           -----           -----
Income from investment operations:
Net investment income (loss)                                                    .06             .03              --
Net gains (losses) (both realized and unrealized)                               .91            1.13             .17
                                                                              -----           -----           -----
Total from investment operations                                                .97            1.16             .17
                                                                              -----           -----           -----
Less distributions:
Dividends from net investment income                                           (.10)           (.01)             --
Distributions from realized gains                                              (.17)             --              --
                                                                              -----           -----           -----
Total distributions                                                            (.27)           (.01)             --
                                                                              -----           -----           -----
Net asset value, end of period                                                $7.05           $6.35           $5.20
                                                                              -----           -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $ --            $ --            $ --
Ratio of expenses to average daily net assets(c)                               1.57%           1.57%(d)        1.52%(d),(e)
Ratio of net investment income (loss) to average daily net assets               .37%            .86%           (.80%)(e)
Portfolio turnover rate (excluding short-term securities)                       111%             58%              2%
Total return(f)                                                               15.63%          22.48%           3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.04% and 5.34% for the periods ended Oct. 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Core Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the two-year period ended October 31, 2004 and for the period from October 3, 2002 (when shares became publicly available) to October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Core Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
33   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners International Core Fund
Year ended Oct. 31, 2004

Class A

Income distributions -- taxable as dividend income:
        Qualified Dividend Income for individuals                         39.28%
        Dividends Received Deduction for corporations                      0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.24217

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.02001
Total distributions                                                     $0.26218

Class B

Income distributions -- taxable as dividend income:
        Qualified Dividend Income for individuals                         39.28%
        Dividends Received Deduction for corporations                      0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.21689

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.02001
Total distributions                                                     $0.23690

--------------------------------------------------------------------------------
34   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
        Qualified Dividend Income for individuals                         39.28%
        Dividends Received Deduction for corporations                      0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.21489

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.02001
Total distributions                                                     $0.23490

Class Y

Income distributions -- taxable as dividend income:
        Qualified Dividend Income for individuals                         39.28%
        Dividends Received Deduction for corporations                      0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.24831

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.02001
Total distributions                                                     $0.26832

--------------------------------------------------------------------------------
35   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
36   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

                                                          Beginning                  Ending                  Expenses paid
                                                        account value             account value            during the period
                                                         May 1, 2004              Oct. 31, 2004        May 1, 2004-Oct. 31, 2004
Class A
   Actual(a)                                               $1,000                   $1,041.50                   $8.78(b)
   Hypothetical (5% return before expenses)                $1,000                   $1,016.26                   $8.67(b)
Class B
   Actual(a)                                               $1,000                   $1,037.40                  $12.71(c)
   Hypothetical (5% return before expenses)                $1,000                   $1,012.38                  $12.56(c)
Class C
   Actual(a)                                               $1,000                   $1,037.30                  $12.71(d)
   Hypothetical (5% return before expenses)                $1,000                   $1,012.38                  $12.56(d)
Class I
   Actual(a)                                               $1,000                   $1,042.80                   $6.55(e)
   Hypothetical (5% return before expenses)                $1,000                   $1,018.45                   $6.47(e)
Class Y
   Actual(a)                                               $1,000                   $1,042.90                   $7.97(f)
   Hypothetical (5% return before expenses)                $1,000                   $1,017.06                   $7.87(f)

(a) Based on the actual return for the six months ended Oct. 31, 2004: +4.15% for Class A, +3.74% for Class B, +3.73% for Class C, +4.28% for Class I and +4.29% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.73%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.51%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.51%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.57%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
37   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 70                                                Minnesota
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor    Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and        Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998            (construction materials/chemicals)
Age 67
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and      Cargill, Incorporated (commodity
30 Seventh Street East             since 2001         Chief Executive Officer,            merchants and processors), General
Suite 3050                                            Minnesota Mining and                Mills, Inc. (consumer foods),
St. Paul, MN 55101-4901                               Manufacturing (3M)                  Vulcan Materials Company
Age 70                                                                                    (construction materials/
                                                                                          chemicals), Milliken & Company
                                                                                          (textiles and chemicals), and
                                                                                          Nexia Biotechnologies, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Patricia M. Flynn                  Board member       Trustee Professor of Economics      BostonFed Bancorp, Inc. (holding
901 S. Marquette Ave.              since 2004         and Management, Bentley College     company) and its subsidiary Boston
Minneapolis, MN 55402                                 since 2002; former Dean, McCallum   Federal Savings Bank
Age 53                                                Graduate School of Business,
                                                      Bentley College from 1999 to 2002
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Stephen R. Lewis, Jr.*             Board member       Retired President and Professor     Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         of Economics, Carleton College      (manufactures irrigation systems)
Minneapolis, MN 55402
Age 65
---------------------------------- ------------------ ----------------------------------- ------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
38   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Catherine James Paglia             Board member       Director, Enterprise Asset          Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004         Management, Inc. (private real      (transportation, distribution and
Minneapolis, MN 55402                                 estate and asset management         logistics consultants)
Age 52                                                company) since 1999
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alan K. Simpson                    Board member       Former three-term United States
1201 Sunshine Ave.                 since 1997         Senator for Wyoming
Cody, WY 82414
Age 73
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alison Taunton-Rigby               Board member       Founder and Chief Executive         Hybridon Inc. (biotechnology)
901 S. Marquette Ave.              since 2002         Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                 2004; President, Forester Biotech
Age 60                                                since 2000; prior to that,
                                                      President and CEO, Aquila
                                                      Biopharmaceuticals, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
William F. Truscott                Board member       Senior Vice President - Chief
53600 AXP Financial Center         since 2001,        Investment Officer of AEFC since
Minneapolis, MN 55474              Vice President     2001. Former Chief Investment
Age 44                             since 2002         Officer and Managing Director,
                                                      Zurich Scudder Investments
---------------------------------- ------------------ ----------------------------------- ------------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
39   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Jeffrey P. Fox                     Treasurer  since   Vice President - Investment
105 AXP Financial Center           2002               Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                 Vice President - Finance,
Age 49                                                American Express Company,
                                                      2000-2002;  Vice President -
                                                      Corporate Controller, AEFC,
                                                      1996-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Paula R. Meyer                     President  since   Senior Vice President and General
596 AXP Financial Center           2002               Manager - Mutual Funds, AEFC,
Minneapolis, MN 55474                                 since 2002; Vice President and
Age 50                                                Managing Director - American
                                                      Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC,  1998-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Leslie L. Ogg                      Vice President,    President of Board Services
901 S. Marquette Ave.              General Counsel,   Corporation
Minneapolis, MN 55402              and Secretary
Age 66                             since 1978
---------------------------------- ------------------ ----------------------------------- ------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
40   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         International
                  Select Value
                         Fund

Annual Report
for the Period Ended
Oct. 31, 2004

AXP Partners International Select Value Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      16

Notes to Financial Statements             20

Report of Independent Registered
   Public Accounting Firm                 33

Fund Expenses Example                     34

Board Members and Officers                36

Proxy Voting                              38

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Fund Snapshot
        AT OCT. 31, 2004

PORTFOLIO MANAGERS

Alliance Capital Management L.P.

Portfolio managers                Since               Years in industry
Kevin F. Simms                    1/04                       15
Henry S. D'Auria                  1/04                       16

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 9/28/01      B: 9/28/01      C: 9/28/01      Y: 9/28/01

Ticker symbols by class
A: APIAX        B: AXIBX        C: APICX        Y: --

Total net assets                                         $880.1 million

Number of holdings                                                  109

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

           STYLE
VALUE      BLEND       GROWTH
  X                              LARGE
  X                              MEDIUM  SIZE
  X                              SMALL


COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 28.0%
United Kingdom 14.0%
France 12.8%
Germany 10.8%
Canada 5.3%
Italy 5.0%
Spain 3.3%
Switzerland 3.2%
Netherlands 2.8%
Belgium 2.6%
Luxembourg 2.5%
Singapore 2.2%
Sweden 2.2%
Australia 1.6%
Austria 1.2%
Denmark 1.0%
Other* 1.5%

* Includes Finland, Hong Kong and Norway.

TOP TEN HOLDINGS

Percentage of portfolio assets

Eni (Italy)                                                         2.9%
Canon (Japan)                                                       2.7
Arcelor (Luxembourg)                                                2.5
Toyota Motor (Japan)                                                2.3
BP (United Kingdom)                                                 2.2
Assurances Generales de France (AFG) (France)                       2.2
Sumitomo Mitsui Financial Group (Japan)                             2.1
Sanofi-Aventis (France)                                             2.1
ING Groep (Netherlands)                                             2.1
Bank of Nova Scotia (Canada)                                        2.0

For further detail about these holdings, please refer to the section entitled

"Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2004

      (bar 1)         (bar 2)        (bar 3)         (bar 4)        (bar 5)
      +22.29%         +16.21%        +19.27%         +16.54%        +19.67%

(bar 1) AXP Partners International Aggressive Select Value Fund Class A
        (excluding sales charge)

(bar 2) Morgan Stanley Capital International (MSCI) EAFE GDP Weighted,
        Half-Hedged Index (unmanaged)

(bar 3) Morgan Stanley Capital International (MSCI) EAFE Index (unmanaged)

(bar 4) Lipper International Funds Index

(bar 5) Lipper International Multi-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                      Class A                 Class B                   Class C                    Class Y
(Inception dates)                    (9/28/01)               (9/28/01)                 (9/28/01)                  (9/28/01)
                                 NAV(1)    POP(2)      NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)     NAV(5)     POP(5)
as of Oct. 31, 2004
1 year                           +22.29%   +15.26%     +21.52%      +17.52%      +21.36%      +21.36%        +22.54%    +22.54%
3 years                          +13.74%   +11.52%     +12.89%      +12.10%      +12.84%      +12.84%        +13.93%    +13.93%
Since inception                  +13.88%   +11.71%     +13.05%      +12.30%      +13.01%      +13.01%        +14.07%    +14.07%

as of Sept. 30, 2004
1 year                           +26.68%   +19.39%     +25.68%      +21.68%      +25.72%      +25.72%        +26.92%    +26.92%
3 years                          +13.67%   +11.45%     +12.87%      +12.07%      +12.81%      +12.81%        +13.87%    +13.87%
Since inception                  +13.65%   +11.43%     +12.84%      +12.05%      +12.79%      +12.79%        +13.85%    +13.85%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Select Value Fund rose 22.29% for fiscal year ended Oct. 31, 2004 (Class A shares, excluding sales charge) outperforming its benchmark, the MSCI EAFE GDP Weighted, Half-Hedged Index, which gained 16.21%. The Fund also advanced more than the broader MSCI EAFE Index, which rose 19.27% during the same period.

The Fund outperformed the Lipper International Funds Index, which increased 16.54% for the 12 months ended Oct. 31, 2004. Currently, American Express Financial Corporation's (AEFC) investment management fees are increased if the Fund outperforms this index and decreased for underperformance. Additional details are available in the Fund's statement of additional information.

During the period, Lipper created additional peer groups to provide investors with global and international categories that more precisely reflect the funds' equity investing styles. AEFC is considering whether the Lipper International Funds Index or the newly-created Lipper International Multi-Cap Value Funds Index is more appropriate as a peer group index for the Fund. AEFC is expected to make a recommendation to the Fund's Board in January 2005, and AEFC will notify shareholders of any change in the Fund's Lipper peer group index.

This past fiscal year the Fund outperformed the Lipper International Multi-Cap Value Funds Index, which rose 19.67% for the 12 months ended Oct. 31, 2004.

Alliance Capital Management L.P. (AllianceBernstein), a New York-based investment firm, manages the portfolio of AXP Partners International Select Value Fund. On the pages that follow, AllianceBernstein discusses the Fund's positioning and results for fiscal year 2004. For more information about AllianceBernstein, visit alliancecapital.com.

Q: What factors significantly affected the Fund's performance for fiscal year 2004?

    AllianceBernstein: Performance was driven by positive contributions from stock selection and currency positions. The single largest contributor to performance was Continental, a German company that makes tires and brakes. The company's profits have risen strongly having benefited from both rising demand for its products and the successful implementation of a cost-cutting program. Another significant contributor was RMC Group, a large maker of concrete in the UK. The company was purchased by Mexico's Cemex at nearly a 40% premium to its trading price at the end of September. The Japanese consumer finance company Promise benefited from a decrease in personal bankruptcies, and

--------------------------------------------------------------------------------
5 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Performance was driven by positive contributions from stock selection and currency positions. (end callout quote)

    the Austrian oil company OMV profited from strong fuel demand and expanded refining margins.

    The Fund's currency positions also contributed positively to this year's strong performance as the U.S. dollar continued its fall against many major world currencies. Strong positions in the euro, the British pound and the Canadian dollar, as well as having only a small position in the Japanese yen, all added to our results. The Fund doesn't engage in active currency management, rather its currency positions are a direct function of the portfolio's stock holdings. Moreover, a fall in the U.S. dollar (that is, a rise in foreign currencies) means higher returns for international investors.

    The biggest detractor from performance during the last year was our holding in Italian dairy company Parmalat. The company shocked the market last December when it revealed that several billion dollars in assets reported in audited financial statements did not exist, and the company subsequently declared bankruptcy. The Fund's performance was also held back by our investment in Volkswagen, whose new model Golf is selling much more slowly than anticipated, and by Canon, the Japanese maker of copiers, printers and digital cameras, which is facing a slowdown in demand and eroding margins.

Q:  How would you describe the Fund's investment approach?

    AllianceBernstein: We believe that some investors overreact. When a company's sales or earnings become depressed, they frequently extrapolate this weakness into the future. As seasoned value investors, we believe this is often the best time to invest in these companies because their difficulties quite frequently prove temporary. Research is key to investment success. For value investors, research is essential to distinguish between companies whose troubles are likely to be short-lived and those with deep-seated problems (see chart on page 7). Our fundamental

--------------------------------------------------------------------------------
6 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We believe there is an opportunity to exploit investor anxiety about the durability of earnings in certain industries, especially steel. (end callout quote)

                              -- AllianceBernstein

    analysts are organized by global industry and interview company managers, suppliers and competitors around the world to understand the issues that drive each company's earnings power. We also have a team of quantitative analysts to study how capital markets behave over time, and they build the valuation and risk-control tools that the fundamental analysts use to assess a company's expected return and risk and ultimately, that portfolio managers use to build portfolios.

AllianceBernstein Investment Philosophy

[graphic describing AllianceBernstein Investment Philosophy]

Rather than be dissuaded by an investment controversy, AllianceBernstein seizes upon the controversy and/or declining profits by researching the company to decide if a stock's problems are deep-seated or short-lived.

--------------------------------------------------------------------------------
7 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the portfolio and why?

    AllianceBernstein: One opportunity we have identified is ING Groep, which we added to the Fund's top ten holdings. ING, an insurance and banking firm, grew rapidly through acquisitions -- mainly in the United States -- in the late 1990s. Integration was problematic and made more difficult when compounded by poor stock-market returns for equity-linked products. As a result, ING suffered a prolonged period of underperformance relative to its peers. However, a new management team appointed this year has switched the company's focus from volume growth to profitability, and several moves have already been made to improve profits and shed underperforming assets. At current valuations, the company is attractive.

    This year we also realized value from our holding in Aventis, the French pharmaceutical giant. Aventis agreed to be bought out last April by Sanofi-Synthelabo, another French pharmaceutical giant. Sanofi-Aventis was a top ten holding at Oct. 31, 2004, and we have also added UK-based BP to increase the Fund's exposure to companies most leveraged to higher oil prices.

Changes to Top Ten Holdings

Oct. 31, 2004 compared to Oct. 31, 2003

Company                                           Change in Positioning
Eni (Italy)                                                   Increased
Canon (Japan)                                                 Decreased
Arcelor (Luxembourg)                                          Increased
Toyota Motor (Japan)                                          Increased
BP (United Kingdom)                                      New to Top Ten
Assurances Generales de France
(AFG) (France)                                           New to Top Ten
Sumitomo Mutsui Financial Group (Japan)                  New to Top Ten
Sanofi-Aventis (France)                                  New to Top Ten
ING Groep (Netherlands)                                  New to Top Ten
Bank of Nova Scotia (Canada)                                  Decreased

No longer among Top Ten Holdings but still in the portfolio at Oct. 31, 2004 were Nissan Motor, Honda Motor, Siemens and Total. DSM was eliminated from the portfolio. For more information on the Fund's Top Ten Holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

--------------------------------------------------------------------------------
8 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Questions & Answers

Q:  How are you positioning the portfolio for the coming months?

    AllianceBernstein: Although market anxieties have risen from the unusually low level of last year, there are still no major industrial or economic stresses creating big value themes. We are continuing to take less risk than usual; however, we believe there is an opportunity to exploit investor anxiety about the durability of earnings in certain industries, especially steel, which for a long time has been plagued by overcapacity, fragmentation and restrictive government ownership. After years of weak demand and low prices, a wave of consolidations has reshaped the industry in Europe and Japan. Solid economic growth, including ravenous demand from China, has meant that demand now exceeds capacity, and utilization and prices have improved tremendously. However, many steel companies continue to trade at a significant discount on a price-to-forward earnings basis. In our view, this is because investors remain skeptical about the sustainability of current strong earnings. We believe they are too quick to dismiss the meaningful improvement in the industry's fundamentals. Some of our holdings in this industry are Europe's Arcelor, the world's largest steel company and JFE Holdings, based in Japan.

--------------------------------------------------------------------------------
9 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Partners International Select Value Fund Class A shares (from 10/1/01 to 10/31/04) as compared to the performance of four widely cited performance indices, the MSCI EAFE GDP Weighted, Half-Hedged Index, MSCI EAFE Index, the Lipper International Funds Index and the Lipper International Multi-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

--------------------------------------------------------------------------------
10 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

(line chart)

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP PARTNERS INTERNATIONAL SELECT VALUE FUND

AXP Partners International Select Value Fund Class A
  (includes sales charge)                                 $ 9,425   $ 9,572   $8,711   $11,516   $14,083
MSCI EAFE GDP Weighted, Half-Hedged Index(1)              $10,000   $10,306   $8,492   $10,443   $12,136
MSCI EAFE Index(2)                                        $10,000   $10,256   $8,930   $11,392   $13,587
Lipper International Funds Index(3)                       $10,000   $10,271   $9,217   $11,664   $13,594
Lipper International Multi-Cap Value Funds Index(4)       $10,000   $10,249   $9,371   $12,336   $14,762

                                                          10/1/01    10/01    10/02     10/03     10/04

COMPARATIVE RESULTS

Results as of Oct. 31, 2004                                                                                   Since
                                                                           1 year            3 years      inception(5)
AXP Partners International Select Value Fund (includes sales charge)
Class A    Cumulative value of $10,000                                    $11,526           $13,869         $14,083
           Average annual total return                                    +15.26%           +11.52%         +11.71%
MSCI EAFE GDP Weighted, Half-Hedged Index(1)
           Cumulative value of $10,000                                    $11,621           $11,776         $12,136
           Average annual total return                                    +16.21%            +5.60%          +6.48%
MSCI EAFE Index(2)
           Cumulative value of $10,000                                    $11,927           $13,248         $13,587
           Average annual total return                                    +19.27%            +9.83%         +10.45%
Lipper International Funds Index(3)
           Cumulative value of $10,000                                    $11,654           $13,234         $13,594
           Average annual total return                                    +16.54%            +9.79%         +10.47%
Lipper International Multi-Cap Value Funds Index(4)
           Cumulative value of $10,000                                    $11,967           $14,402         $14,762
           Average annual total return                                    +19.67%           +12.93%         +13.46%

Results for other share classes can be found on page 4.

(1) MSCI EAFE GDP Weighted, Half-Hedged Index, an unmanaged index, is compiled from a composite of securities of major stock markets in Europe, Australia and the Far East, with countries weighted according to gross domestic product and currency positions half-hedged.

(2) MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper International Funds Index includes the 30 largest international funds (growth and value) tracked by Lipper Inc. The index's returns include net reinvested dividends.

(4) The Lipper International Multi-Cap Value Funds Index includes the 10 largest international multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(5)  Fund data is from Sept. 28, 2001. All index data is from Oct. 1, 2001.

--------------------------------------------------------------------------------
11 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Investments in Securities

AXP Partners International Select Value Fund

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (98.3%)(c)
Issuer                                            Shares           Value(a)

Australia (1.5%)

Airlines (0.2%)
Qantas Airways                                   770,700         $1,915,461

Banks and savings & loans (0.4%)
Australia & New Zealand
  Banking Group                                  218,900          3,342,918

Metals (0.9%)
BlueScope Steel                                1,440,000          8,332,816

Austria (1.2%)

Energy
OMV                                               42,250(d)      10,176,841

Belgium (2.5%)

Banks and savings & loans (0.9%)
KBC Bancassurance Holding                        104,000          7,645,356

Retail -- general (1.4%)
Delhaize Group                                   195,300         12,620,251

Telecom equipment & services (0.2%)
Belgacom                                          58,400(b)       2,152,185

Canada (5.2%)

Banks and savings & loans (2.0%)
Bank of Nova Scotia                              541,378         17,602,906

Industrial transportation (1.1%)
Canadian Natl Railway                             98,000          5,277,790
Canadian Pacific Railway                         161,000          4,548,822
Total                                                             9,826,612

Insurance (1.5%)
Manulife Financial                               276,400         12,908,804

Metals (0.6%)
Alcan                                            116,700          5,399,495

Denmark (1.0%)

Banks and savings & loans
Danske Bank                                      324,200          9,084,477

Finland (0.2%)

Telecom equipment & services
Nokia                                             87,500          1,353,657

France (12.6%)

Automotive & related (2.1%)
Peugeot                                           81,500          5,023,525
Renault                                          161,100         13,523,022
Total                                                            18,546,547

Banks and savings & loans (2.5%)
BNP Paribas                                      146,000          9,966,935
Credit Agricole                                  400,236         11,763,904
Total                                                            21,730,839

Energy (1.5%)
Total                                             64,100(d)      13,369,648

Insurance (2.2%)
Assurances Generales
  de France (AFG)                                285,300         19,056,653

Multi-industry (3.5%)
Sanofi-Aventis                                   246,126         18,046,230
Societe Generale                                 136,700         12,716,783
Total                                                            30,763,013

Utilities -- telephone (0.8%)
France Telecom                                   250,680          7,198,083

Germany (10.6%)

Automotive & related (2.5%)
Continental                                      291,500         15,964,549
Volkswagen                                       107,400          4,785,281
Total                                                            20,749,830

Banks and savings & loans (1.1%)
DEPFA Bank                                       620,600          9,529,440

Building materials & construction (0.9%)
HeidelbergCement                                 169,254          8,355,559

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Germany (cont.)

Electronics (2.0%)
Epcos                                            297,300(b)      $4,523,255
Siemens                                          168,900         12,610,865
Total                                                            17,134,120

Health care products (0.7%)
Altana                                            46,800          2,372,057
Merck                                             72,600          4,056,898
Total                                                             6,428,955

Health care services (0.3%)
Fresenius Medical Care                            35,000          2,687,161

Insurance (0.7%)
AMB Generali Holding                              44,732          3,291,248
Hannover Rueckversicherung                        95,426          3,118,616
Total                                                             6,409,864

Machinery (1.0%)
MAN                                              265,000          9,189,450

Utilities -- electric (1.4%)
E.ON                                             154,900         12,641,840

Hong Kong (0.8%)

Utilities -- electric
CLP Holdings                                   1,180,500          6,779,689

Italy (4.9%)

Banks and savings & loans (1.9%)
Banca Intesa                                   1,497,475          6,150,904
Banco Popolare di
  Verona e Novara Scrl                            82,200          1,462,046
UniCredito Italiano                            1,646,700          8,870,966
Total                                                            16,483,916

Energy (2.8%)
Eni                                            1,087,100         24,760,753

Utilities -- telephone (0.2%)
Telecom Italia                                   627,165          2,094,579

Japan (27.5%)

Automotive & related (5.8%)
Honda Motor                                      334,500         16,184,464
Nissan Motor                                   1,384,300         15,632,569
Toyota Motor                                     510,200         19,912,361
Total                                                            51,729,394

Banks and savings & loans (3.6%)
Acom                                              38,000          2,388,017
Sumitomo                                         354,000          2,639,444
Sumitomo Mitsui Financial Group                    2,816         18,335,135
UFJ Holdings                                       1,734(b)       8,062,068
Total                                                            31,424,664

Beverages & tobacco (0.6%)
Japan Tobacco                                        600          5,278,775

Chemicals (0.4%)
Mitsui Chemicals                                 719,000          3,519,581

Electronics (1.1%)
Hitachi                                        1,390,000          8,761,387
Mitsubishi Electric                              162,000            759,327
Total                                                             9,520,714

Energy (0.7%)
Sumitomo Metal Inds                            4,790,000          5,793,990

Financial services (2.8%)
Aiful                                            122,050         12,202,693
Promise                                          196,000         12,483,841
Total                                                            24,686,534

Food (0.8%)
Nippon Meat Packers                              541,000          6,758,666

Health care products (0.9%)
Takeda Pharmaceutical                            125,400          6,067,360
Tanabe Seiyaku                                   210,000          1,911,075
Total                                                             7,978,435

Industrial transportation (0.9%)
East Japan Railway                                   300          1,579,097
Itochu                                         1,437,000(b)       6,192,326
Total                                                             7,771,423

Leisure time & entertainment (0.7%)
Sankyo/Gunma                                      44,900          1,799,055
SEGA SAMMY Holdings                               90,000(b)       4,184,464
Total                                                             5,983,519

Media (0.4%)
Nippon Telegraph & Telephone                         872          3,708,184

Metals (2.0%)
JFE Holdings                                     428,200         11,512,275
Kobe Steel                                     4,200,000          5,874,126
Total                                                            17,386,401

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Japan (cont.)

Multi-industry (4.4%)
Canon                                            480,600        $23,752,958
Mitsubishi                                       324,000          3,585,371
Mitsui & Co                                      473,000          3,982,640
Sony                                             210,600          7,343,735
Total                                                            38,664,704

Paper & packaging (0.3%)
OJI Paper                                        446,000          2,549,896

Retail -- general (0.6%)
Circle K Sunkus                                  110,400(b)       2,655,150
UNY                                              296,000          2,967,832
Total                                                             5,622,982

Utilities -- electric (1.5%)
Kyushu Electric Power                            222,200          4,409,563
Tokyo Electric Power                             405,000          9,185,409
Total                                                            13,594,972

Luxembourg (2.5%)

Metals
Arcelor                                        1,147,680         21,661,433

Netherlands (2.8%)

Banks and savings & loans (2.5%)
ABN AMRO Holding                                 141,648          3,398,491
ING Groep                                        669,524         17,777,005
Total                                                            21,175,496

Energy (0.3%)
Royal Dutch Petroleum                             55,800          3,040,998

Norway (0.6%)

Chemicals (0.4%)
Yara Intl                                        295,100(b)       3,168,002

Telecom equipment & services (0.2%)
Telenor                                          215,000          1,716,280

Singapore (2.1%)

Electronics (0.8%)
Flextronics Intl                                 592,100(b)       7,134,805

Telecom equipment & services (1.3%)
Singapore Telecommunications                   8,010,786         11,660,113

Spain (3.2%)

Beverages & tobacco (0.6%)
Altadis                                          140,400          5,168,700

Energy (1.4%)
Repsol                                           621,500         13,511,665

Engineering & construction (0.4%)
ACS Actividades de
  Construccion y Servicios                       168,534          3,275,817

Utilities -- electric (0.8%)
Endesa                                           325,600          6,628,709

Sweden (2.2%)

Financial services (1.0%)
Nordea Bank                                      975,400          8,447,380

Paper & packaging (1.2%)
Svenska Cellulosa                                296,100         11,052,882

Switzerland (3.2%)

Banks and savings & loans (1.2%)
Credit Suisse Group                              300,400(b)      10,302,663

Electronics (0.6%)
Micronas Semiconductor Holding                   125,700(b)       4,947,990

Metals (1.4%)
Xstrata                                          824,590         12,804,710

United Kingdom (13.7%)

Banks and savings & loans (0.5%)
Lloyds TSB Group                                 584,700          4,631,113

Beverages & tobacco (1.4%)
British American Tobacco                         411,600          6,202,464
SABMiller ADR                                    400,000          5,774,058
Total                                                            11,976,522

Building materials & construction (1.7%)
Persimmon                                        300,000          3,407,099
RMC Group                                        735,400         11,494,046
Total                                                            14,901,145

Cellular telecommunications (1.1%)
Vodafone Group                                 3,680,800          9,436,076

Energy (2.2%)
BP                                             1,974,100         19,136,680

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

United Kingdom (cont.)

Engineering & construction (0.8%)
George Wimpey                                    813,000         $5,229,180
Taylor Woodrow                                   490,000          2,084,597
Total                                                             7,313,777

Health care products (1.9%)
GlaxoSmithKline                                  618,500         13,037,013
Shire Pharmaceuticals Group                      361,400          3,445,254
Total                                                            16,482,267

Insurance (1.7%)
Aviva                                          1,133,500         11,352,539
Royal & Sun Alliance
  Insurance Group                              2,530,300          3,475,827
Total                                                            14,828,366

Lodging & gaming (0.6%)
InterContinental Hotels Group                    445,932          5,461,900

Restaurants (1.3%)
Punch Taverns                                    450,000          4,573,120
Whitebread                                       485,800          7,249,174
Total                                                            11,822,294

Retail -- grocery (0.5%)
J Sainsbury                                    1,006,162          4,765,863

Total common stocks
(Cost: $678,077,759)                                           $864,698,198

Total investments in securities
(Cost: $678,077,759)(e)                                        $864,698,198

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2004, security was partially or fully on loan. See Note 5 to the financial statements.

(e) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $683,049,452 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $187,396,404
     Unrealized depreciation                                     (5,747,658)
                                                                 ----------
     Net unrealized appreciation                               $181,648,746
                                                               ------------

     At Oct. 31, 2004, $519,050 was pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

     Type of security                                             Contracts
     Purchase contracts

     Dow Jones Euro STOXX 50 Futures, Dec. 2004                          50
     Tokyo Price Index Futures, Dec. 2004                               100

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Select Value Fund

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)*
     (identified cost $678,077,759)                                                                    $864,698,198
Cash in bank on demand deposit                                                                           17,033,386
Foreign currency holdings (identified cost $4,390,644) (Note 1)                                           4,564,452
Capital shares receivable                                                                                   691,986
Dividends and accrued interest receivable                                                                 1,367,589
Receivable for investment securities sold                                                                   893,356
Margin deposits on futures contracts (Note 7)                                                               519,050
U.S. government securities held as collateral (Note 5)                                                   17,753,373
                                                                                                         ----------
Total assets                                                                                            907,521,390
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                      375,762
Payable for investment securities purchased                                                               1,957,929
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                             7,184,502
Payable upon return of securities loaned (Note 5)                                                        17,753,373
Accrued investment management services fee                                                                   20,851
Accrued distribution fee                                                                                     10,587
Accrued service fee                                                                                               1
Accrued transfer agency fee                                                                                   5,008
Accrued administrative services fee                                                                           1,767
Other accrued expenses                                                                                      149,669
                                                                                                            -------
Total liabilities                                                                                        27,459,449
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $880,061,941
                                                                                                       ============

--------------------------------------------------------------------------------
16 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Statement of assets and liabilities (continued)
AXP Partners International Select Value Fund

Oct. 31, 2004
Represented by
Capital stock -- $.01 par value (Note 1)                                                                      $  1,152,325
Additional paid-in capital                                                                                     662,045,409
Undistributed net investment income                                                                              1,904,276
Accumulated net realized gain (loss)                                                                            35,800,932
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies (Notes 6 and 7)                        179,158,999
                                                                                                               -----------
Total -- representing net assets applicable to outstanding capital stock                                      $880,061,941
                                                                                                              ============
Net assets applicable to outstanding shares:                  Class A                                         $626,407,916
                                                              Class B                                         $219,316,011
                                                              Class C                                         $ 11,798,008
                                                              Class I                                         $ 22,052,586
                                                              Class Y                                         $    487,420
Net asset value per share of outstanding capital stock:       Class A shares              81,535,854          $       7.68
                                                              Class B shares              29,207,356          $       7.51
                                                              Class C shares               1,572,120          $       7.50
                                                              Class I shares               2,854,070          $       7.73
                                                              Class Y shares                  63,137          $       7.72
                                                                                              ------          ------------
* Including securities on loan, at value (Note 5)                                                             $ 16,970,554
                                                                                                              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Statement of operations
AXP Partners International Select Value Fund

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                                              $ 17,068,598
Interest                                                                                                     60,222
Fee income from securities lending (Note 5)                                                                 430,812
     Less foreign taxes withheld                                                                         (2,030,320)
                                                                                                         ----------
Total income                                                                                             15,529,312
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        6,467,621
Distribution fee
     Class A                                                                                              1,251,975
     Class B                                                                                              1,947,966
     Class C                                                                                                101,585
Transfer agency fee                                                                                       1,423,908
Incremental transfer agency fee
     Class A                                                                                                109,794
     Class B                                                                                                 74,987
     Class C                                                                                                  3,405
Service fee -- Class Y                                                                                          359
Administrative services fees and expenses                                                                   549,050
Compensation of board members                                                                                 8,682
Custodian fees                                                                                              160,566
Printing and postage                                                                                        132,565
Registration fees                                                                                           134,587
Audit fees                                                                                                   20,000
Other                                                                                                        20,792
                                                                                                             ------
Total expenses                                                                                           12,407,842
     Earnings credits on cash balances (Note 2)                                                              (3,918)
                                                                                                             ------
Total net expenses                                                                                       12,403,924
                                                                                                         ----------
Investment income (loss) -- net                                                                           3,125,388
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                      36,995,871
     Foreign currency transactions                                                                       (7,068,505)
     Futures contracts                                                                                    1,802,544
                                                                                                          ---------
Net realized gain (loss) on investments                                                                  31,729,910
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                 102,183,190
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   133,913,100
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $137,038,488
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Select Value Fund

Year ended Oct. 31,                                                                   2004                 2003
Operations
Investment income (loss) -- net                                                  $  3,125,388        $  2,226,290
Net realized gain (loss) on investments                                            31,729,910          (1,325,424)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             102,183,190         103,465,485
                                                                                  -----------         -----------
Net increase (decrease) in net assets resulting from operations                   137,038,488         104,366,351
                                                                                  -----------         -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        247,088,416         174,599,535
   Class B shares                                                                  73,466,294          65,931,126
   Class C shares                                                                   3,957,704           3,566,826
   Class I shares                                                                  25,184,988                  --
   Class Y shares                                                                     190,512             196,021
Payments for redemptions
   Class A shares                                                                 (81,001,881)        (45,985,481)
   Class B shares (Note 2)                                                        (43,510,360)        (20,704,394)
   Class C shares (Note 2)                                                         (1,915,249)           (685,078)
   Class I shares                                                                  (4,828,372)                 --
   Class Y shares                                                                     (19,852)            (10,512)
                                                                                      -------             -------
Increase (decrease) in net assets from capital share transactions                 218,612,200         176,908,043
                                                                                  -----------         -----------
Total increase (decrease) in net assets                                           355,650,688         281,274,394
Net assets at beginning of year                                                   524,411,253         243,136,859
                                                                                  -----------         -----------
Net assets at end of year                                                        $880,061,941        $524,411,253
                                                                                 ============        ============
Undistributed net investment income                                              $  1,904,276        $  4,916,130
                                                                                 ------------        ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Select Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of issuers in countries that are part of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia and the Far
East) Index and Canada.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represented 2.51% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004, foreign currency holdings consisted of multiple denominations, primarily Canadian Dollars and Singapore Dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $6,137,242 and accumulated net realized gain has been increased by $6,157,053 resulting in a net reclassification adjustment to decrease paid-in capital by $19,811.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                                     2004       2003
Class A
Distributions paid from:
      Ordinary income                                    $--        $--
      Long-term capital gain                              --         --
Class B
Distributions paid from:
      Ordinary income                                     --         --
      Long-term capital gain                              --         --
Class C
Distributions paid from:
      Ordinary income                                     --         --
      Long-term capital gain                              --         --
Class I*
Distributions paid from:
      Ordinary income                                     --        N/A
      Long-term capital gain                              --        N/A
Class Y
Distributions paid from:
      Ordinary income                                     --         --
      Long-term capital gain                              --         --

* Inception date was March 4, 2004.

At Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $         --
Accumulated long-term gain (loss)                          $ 35,800,932
Unrealized appreciation (depreciation)                     $181,063,275

--------------------------------------------------------------------------------
23 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.90% to 0.775% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $218,467 for the year ended Oct. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Alliance Capital Management L.P.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,967,579 for Class A, $135,786 for Class B and $2,522 for Class C for the year ended Oct. 31, 2004.

During the year ended Oct. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $3,918 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $388,001,705 and $161,023,599, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $20,637 for the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                    Year ended Oct. 31, 2004
                                              Class A         Class B        Class C         Class I*          Class Y
Sold                                       35,111,341      10,670,642        575,829        3,482,399           26,551
Issued for reinvested distributions                --              --             --               --               --
Redeemed                                  (11,388,843)     (6,264,629)      (276,098)        (628,329)          (2,766)
                                          -----------      ----------       --------         --------           ------
Net increase (decrease)                    23,722,498       4,406,013        299,731        2,854,070           23,785
                                           ----------       ---------        -------        ---------           ------

* Inception date was March 4, 2004.
                                                                    Year ended Oct. 31, 2003
                                              Class A         Class B        Class C          Class I          Class Y
Sold                                       32,306,644      12,418,621        671,824              N/A           33,330
Issued for reinvested distributions                --              --             --              N/A               --
Redeemed                                   (8,808,321)     (3,886,539)      (125,425)             N/A           (1,968)
                                          -----------      ----------       --------         --------           ------
Net increase (decrease)                    23,498,323       8,532,082        546,399              N/A           31,362
                                           ----------       ---------        -------        ---------           ------

5. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2004, securities valued at $16,970,554 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $17,753,373. Income from securities lending amounted to $430,812 for the year ended Oct. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                      Currency to     Currency to     Unrealized     Unrealized
Exchange date        be delivered     be received    appreciation   depreciation
Dec. 15, 2004           4,150,000       3,302,904       $--         $  178,254
                      Swiss Franc     U.S. Dollar
Dec. 15, 2004          11,760,000       9,382,854        --            481,824
                      Swiss Franc     U.S. Dollar
Dec. 15, 2004          43,973,000       7,260,044        --            308,534
                     Danish Krone     U.S. Dollar
Dec. 15, 2004      17,505,000,000     160,471,192        --          5,352,342
                     Japanese Yen     U.S. Dollar
Dec. 15, 2004         131,540,000      17,730,750        --            863,548
                    Swedish Krona     U.S. Dollar
                                                        ---         ----------
Total                                                   $--         $7,184,502
                                                        ---         ----------

--------------------------------------------------------------------------------
26 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

7. STOCK INDEX FUTURES CONTRACTS

At Oct. 31, 2004, $519,050 was held in a margin deposit account as collateral to cover initial margin deposits on 50 open purchase contracts denominated in Euros and 100 open purchase contracts denominated in Japanese Yen. The notional market value of the open purchase contracts at Oct. 31, 2004 was $12,009,607 with a net unrealized loss of $537,615. See "Summary of significant accounting policies" and "Notes to investments in securities."

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
27 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002         2001(b)
Net asset value, beginning of period                                          $6.28        $4.75        $5.23        $5.14
                                                                              -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .01          .04          .02           --
Net gains (losses) (both realized and unrealized)                              1.39         1.49         (.50)         .09
                                                                              -----        -----        -----        -----
Total from investment operations                                               1.40         1.53         (.48)         .09
                                                                              -----        -----        -----        -----
Net asset value, end of period                                                $7.68        $6.28        $4.75        $5.23
                                                                              -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $626         $363         $163          $16
Ratio of expenses to average daily net assets(c)                              1.52%        1.65%(d)     1.64%(d)     1.65%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .65%         .87%         .77%       (1.33%)(e)
Portfolio turnover rate (excluding short-term securities)                       23%          18%          13%         --%
Total return(f)                                                              22.29%       32.21%       (9.18%)       1.75%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.68%, 1.82% and 10.15% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002         2001(b)
Net asset value, beginning of period                                          $6.18        $4.71        $5.22        $5.14
                                                                              -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                     --           --           --         (.01)
Net gains (losses) (both realized and unrealized)                              1.33         1.47         (.51)         .09
                                                                              -----        -----        -----        -----
Total from investment operations                                               1.33         1.47         (.51)         .08
                                                                              -----        -----        -----        -----
Net asset value, end of period                                                $7.51        $6.18        $4.71        $5.22
                                                                              -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $219         $153          $77           $4
Ratio of expenses to average daily net assets(c)                              2.28%        2.42%(d)     2.41%(d)     2.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.10%)        .12%         .01%       (1.99%)(e)
Portfolio turnover rate (excluding short-term securities)                       23%          18%          13%         --%
Total return(f)                                                              21.52%       31.21%       (9.77%)       1.56%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.46%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002         2001(b)
Net asset value, beginning of period                                          $6.18        $4.71        $5.22        $5.14
                                                                              -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                     --           --           --         (.01)
Net gains (losses) (both realized and unrealized)                              1.32         1.47         (.51)         .09
                                                                              -----        -----        -----        -----
Total from investment operations                                               1.32         1.47         (.51)         .08
                                                                              -----        -----        -----        -----
Net asset value, end of period                                                $7.50        $6.18        $4.71        $5.22
                                                                              -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $12           $8           $3          $--
Ratio of expenses to average daily net assets(c)                              2.28%        2.42%(d)     2.42%(d)     2.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.11%)        .13%         .02%       (2.06%)(e)
Portfolio turnover rate (excluding short-term securities)                       23%          18%          13%         --%
Total return(f)                                                              21.36%       31.21%       (9.77%)       1.56%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.47%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2004(b)
Net asset value, beginning of period                                    $7.16
                                                                        -----
Income from investment operations:
Net investment income (loss)                                              .10
Net gains (losses) (both realized and unrealized)                         .47
                                                                        -----
Total from investment operations                                          .57
                                                                        -----
Net asset value, end of period                                          $7.73
                                                                        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $22
Ratio of expenses to average daily net assets(c)                        1.08%(d)
Ratio of net investment income (loss) to average daily net assets        .90%(d)
Portfolio turnover rate (excluding short-term securities)                 23%
Total return(e)                                                         7.96%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
31 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002         2001(b)
Net asset value, beginning of period                                          $6.30        $4.76        $5.23        $5.14
                                                                              -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .02          .05          .03           --
Net gains (losses) (both realized and unrealized)                              1.40         1.49         (.50)         .09
                                                                              -----        -----        -----        -----
Total from investment operations                                               1.42         1.54         (.47)         .09
                                                                              -----        -----        -----        -----
Net asset value, end of period                                                $7.72        $6.30        $4.76        $5.23
                                                                              -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--          $--
Ratio of expenses to average daily net assets(c)                              1.35%        1.47%(d)     1.45%(d)     1.48%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .85%         .88%        1.01%       (1.23%)(e)
Portfolio turnover rate (excluding short-term securities)                       23%          18%          13%          --%
Total return(f)                                                              22.54%       32.35%       (8.99%)       1.75%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.50%, 1.65% and 9.98% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Report of Independent
                  Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Select Value Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the three-year period ended October 31, 2004 and for the period from September 28, 2001 (when shares became publicly available) to October 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Select Value Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
33 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
34 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

                                                          Beginning                  Ending                  Expenses paid
                                                        account value             account value            during the period
                                                         May 1, 2004              Oct. 31, 2004        May 1, 2004-Oct. 31, 2004
Class A
     Actual(a)                                             $1,000                   $1,080.20                   $7.97(b)
     Hypothetical (5% return before expenses)              $1,000                   $1,017.21                   $7.72(b)
Class B
     Actual(a)                                             $1,000                   $1,075.90                  $11.92(c)
     Hypothetical (5% return before expenses)              $1,000                   $1,013.38                  $11.56(c)
Class C
     Actual(a)                                             $1,000                   $1,074.50                  $11.91(d)
     Hypothetical (5% return before expenses)              $1,000                   $1,013.38                  $11.56(d)
Class I
     Actual(a)                                             $1,000                   $1,082.60                   $5.59(e)
     Hypothetical (5% return before expenses)              $1,000                   $1,019.49                   $5.42(e)
Class Y
     Actual(a)                                             $1,000                   $1,081.20                   $7.09(f)
     Hypothetical (5% return before expenses)              $1,000                   $1,018.05                   $6.87(f)

(a) Based on the actual return for the six months ended Oct. 31, 2004: +8.02% for Class A, +7.59% for Class B, +7.45% for Class C, +8.26% for Class I and +8.12% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.54%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.31%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.31%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
35 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 70                                                Minnesota
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor    Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and        Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998            (construction materials/chemicals)
Age 67
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and      Cargill, Incorporated (commodity
30 Seventh Street East             since 2001         Chief Executive Officer,            merchants and processors), General
Suite 3050                                            Minnesota Mining and                Mills, Inc. (consumer foods),
St. Paul, MN 55101-4901                               Manufacturing (3M)                  Vulcan Materials Company
Age 70                                                                                    (construction materials/
                                                                                          chemicals), Milliken & Company
                                                                                          (textiles and chemicals), and
                                                                                          Nexia Biotechnologies, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Patricia M. Flynn                  Board member       Trustee Professor of Economics      BostonFed Bancorp, Inc. (holding
901 S. Marquette Ave.              since 2004         and Management, Bentley College     company) and its subsidiary Boston
Minneapolis, MN 55402                                 since 2002; former Dean, McCallum   Federal Savings Bank
Age 53                                                Graduate School of Business,
                                                      Bentley College from 1999 to 2002
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Stephen R. Lewis, Jr.*             Board member       Retired President and Professor     Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         of Economics, Carleton College      (manufactures irrigation systems)
Minneapolis, MN 55402
Age 65
---------------------------------- ------------------ ----------------------------------- ------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
36 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Catherine James Paglia             Board member       Director, Enterprise Asset          Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004         Management, Inc. (private real      (transportation, distribution and
Minneapolis, MN 55402                                 estate and asset management         logistics consultants)
Age 52                                                company) since 1999
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alan K. Simpson                    Board member       Former three-term United States
1201 Sunshine Ave.                 since 1997         Senator for Wyoming
Cody, WY 82414
Age 73
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alison Taunton-Rigby               Board member       Founder and Chief Executive         Hybridon Inc. (biotechnology)
901 S. Marquette Ave.              since 2002         Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                 2004; President, Forester Biotech
Age 60                                                since 2000; prior to that,
                                                      President and CEO, Aquila
                                                      Biopharmaceuticals, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
William F. Truscott                Board member       Senior Vice President - Chief
53600 AXP Financial Center         since 2001,        Investment Officer of AEFC since
Minneapolis, MN 55474              Vice President     2001. Former Chief Investment
Age 44                             since 2002         Officer and Managing Director,
                                                      Zurich Scudder Investments
---------------------------------- ------------------ ----------------------------------- ------------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
37 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Jeffrey P. Fox                     Treasurer  since   Vice President - Investment
105 AXP Financial Center           2002               Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                 Vice President - Finance,
Age 49                                                American Express Company,
                                                      2000-2002;  Vice President -
                                                      Corporate Controller, AEFC,
                                                      1996-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Paula R. Meyer                     President  since   Senior Vice President and General
596 AXP Financial Center           2002               Manager - Mutual Funds, AEFC,
Minneapolis, MN 55474                                 since 2002; Vice President and
Age 50                                                Managing Director - American
                                                      Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC,  1998-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Leslie L. Ogg                      Vice President,    President of Board Services
901 S. Marquette Ave.              General Counsel,   Corporation
Minneapolis, MN 55402              and Secretary
Age 66                             since 1978
---------------------------------- ------------------ ----------------------------------- ------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
38 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         International
              Small Cap
                    Fund

Annual Report
for the Period Ended
Oct. 31, 2004

AXP Partners International Small Cap Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      20

Notes to Financial Statements             23

Report of Independent Registered
   Public Accounting Firm                 36

Federal Income Tax Information            37

Fund Expenses Example                     39

Board Members and Officers                41

Proxy Voting                              43

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Fund Snapshot AT OCT. 31, 2004

PORTFOLIO MANAGERS

Templeton Investment Counsel, LLC
(Franklin Templeton)

Portfolio managers                Since               Years in industry
Cindy Sweeting, CFA               10/02                      20
Tucker Scott, CFA                 10/02                      13
Simon Rudolph, ACA                10/02                      18

Wellington Management Company

Portfolio manager                 Since               Years in industry
Edward L. Makin                   10/02                      17

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 10/3/02      B: 10/3/02      C: 10/3/02      Y: 10/3/02

Ticker symbols by class
A: AISCX        B: APNBX        C: --           Y: --

Total net assets                                          $77.4 million

Number of holdings                                                  234

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

           STYLE
VALUE      BLEND       GROWTH
                                 LARGE
                                 MEDIUM  SIZE
             X                   SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 19.0%
United Kingdom 13.6%
Hong Kong 6.8%
Netherlands 5.4%
Australia 5.1%
Canada 5.1%
South Korea 4.7%
France 4.6%
Italy 3.7%
Germany 3.5%
Switzerland 3.5%
Sweden 3.2%
Finland 3.1%
Denmark 2.8%
Spain 2.4%
China 2.1%
Singapore 2.0%
Greece 1.3%
India 1.3%
Taiwan 1.1%
Mexico 1.0%
New Zealand 1.0%
Other* 3.7%

* Includes Bahamas, Belgium, Brazil, Indonesia, Israel, Luxembourg, Norway, Philippines and Thailand.

TOP TEN HOLDINGS

Percentage of portfolio assets

Novar (United Kingdom)                                              1.3%
ALSTOM (France)                                                     1.3
John D Wood & Co (United Kingdom)                                   1.0
77 Bank (Japan)                                                     1.0
Iluka Resources (Australia)                                         1.0
Misys (United Kingdom)                                              1.0
Vestas Wind Systems (Denmark)                                       0.9
Geest (United Kingdom)                                              0.9
NRJ Group (France)                                                  0.9
Bodycote Intl (United Kingdom)                                      0.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

International investing involves special risks, such as political instability and currency fluctuations, and stock of small-sized companies may be more subject to erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2004

               (bar 1)           (bar 2)          (bar 3)
               +13.94%           +23.44%          +23.17%

(bar 1) AXP Partners International Small Cap Fund Class A
        (excluding sales charge)

(bar 2) Citigroup Global Equity Index ex-U.S. Less Than $2 billion Index
        (unmanaged)

(bar 3) Lipper International Small-Cap Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                      Class A               Class B                    Class C                   Class Y
(Inception dates)                    (10/3/02)             (10/3/02)                  (10/3/02)                 (10/3/02)
                                 NAV(1)      POP(2)    NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)    POP(5)
as of Oct. 31, 2004
1 year                           +13.94%     +7.38%    +13.01%       +9.01%      +13.09%      +13.09%      +14.15%   +14.15%
Since inception                  +30.03%    +26.38%    +29.02%      +27.55%      +29.06%      +29.06%      +30.32%   +30.32%

as of Sept. 30, 2004
1 year                           +17.40%    +10.65%    +16.60%      +12.60%      +16.53%      +16.53%      +17.63%   +17.63%
Since inception                  +29.56%    +25.77%    +28.56%      +26.99%      +28.53%      +28.53%      +29.78%   +29.78%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

For the 12 months ended Oct. 31, 2004, AXP Partners International Small Cap Fund advanced 13.94% (Class A shares excluding sales charge). The Fund underperformed its benchmark, the Citigroup Global Equity Index ex-U.S. Less Than $2 billion Index (Citigroup Index), which rose 23.44% for the fiscal period. The Fund also underperformed its peer group, as represented by the Lipper International Small-Cap Funds Index, which rose 23.17% during the same time frame.

AXP Partners International Small Cap Fund's portfolio is managed by two independent money management firms that each invest a portion of Fund assets in a blend of growth and value stocks of small capitalization international companies. Templeton Investment Counsel, LLC (Franklin Templeton) and Wellington Management Company (Wellington Management) managed 50.8% and 49.2% of the Fund's assets, respectively, as of Oct. 31, 2004. Below, each subadviser discusses results and positioning for their portion of the Fund for fiscal year 2004.

Q: What factors affected performance the most for your portion of AXP Partners International Small Cap Fund for the annual period ended Oct. 31, 2004?

    Franklin Templeton: Within our portion of the Fund, underperformance was driven primarily by individual stock selection.

    Negatively affecting relative performance during the period was Sons of Gwalia, a gold and tantalum mining company with operations in Western Australia. This stock disappointed primarily because the company significantly wrote down the value of its gold assets. The company's high debt level did not allow it to develop production capability. Toward the end of the fiscal year, the stock was suspended from trading, as the company is currently in the hands of creditors.

    Also hindering our performance during the period was Vestas Wind Systems, Denmark's developer and manufacturer of windmills. The company reported disappointing earnings for the fiscal year. However, consistent with our strategy, we continue to hold the stock because of the positive long-term outlook for wind power and because the company's competitive position remains strong.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our stance, long-term growth focus, contrarian investment style and propensity to take risk did not help during an annual period dominated by smaller-cap stocks, value focus, momentum investing and low risk sentiment. (end callout quote)

     -- Wellington Management

    Several holdings performed well during the annual period. These included the leading provider of private education in Japan. Tokyo Individualized Educational Institute targets below-average students, a market that is often ignored in Japan. During the 12-month period, a highly successful management training program helped the Japanese company see revenue growth and better operating margins.

    Also performing well for our portion of the Fund was Kidde PLC, a leading fire and safety products manufacturer for aerospace, industrial and retail markets.

    Wellington Management: Our portion of the Fund underperformed the Citigroup Index and its Lipper peer group for the 12 months ended Oct. 31, 2004. Our long-term growth focus, contrarian investment style and propensity to take risk did not help during an annual period dominated by smaller-cap stocks, value focus, momentum investing and low risk sentiment.

    Within industry sectors, our portion of the Fund's relative performance was enhanced by higher-than-Citigroup Index positions in health care and consumer staples sectors and less-than-Citigroup Index positions in information technology, financials and industrials. These results were offset by less-than-Citigroup Index exposure to utilities, as well as a higher-than-Citigroup Index exposure to telecommunications services.

    At the stock level, our portion of the Fund benefited from effective selection within the information technology and consumer staples sectors. Top performing companies for our portion of the Fund over the annual period included EMI Group, a U.K. media company; Tsuruha, a Japanese drug store chain; and TPI, the operator of the Spanish yellow pages. Three of our bank holdings -- Korea Exchange Bank of Korea, Banca Popolare Milan of Italy, and Joyo Bank of Japan -- were also meaningful contributors to relative performance.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Within our portion of the Fund, performance was driven primarily by individual stock selection. (end callout quote)

     -- Franklin Templeton

    These positives, however, were not enough to outweigh the effects of poor stock selection in other sectors. Negative contributors to relative annual performance included Equant, a French telecommunications services company; Far East Pharmaceutical Technology, a Chinese pharmaceutical company; and LG Card and Daewoo Securities, both Korean financial firms.

Q: What changes did you make to your portion of the Fund and how is it currently positioned?

    Franklin Templeton: The international equity markets were fairly restrained for most of the fiscal year. The high price of oil triggered worries about inflation, decreased consumer and business spending, and slower economic and corporate profit growth. Mixed economic activity in the U.S. and China raised doubts about global trade and corporate profits worldwide. The too-close-to-call U.S. presidential election added uncertainty to the international markets as well. Global interest rates were increased in several countries, including the U.K. and Australia. However, news of economic weakness prompted the European Central Bank to maintain interest rates. Japan did not shift from its zero percent interest rate policy. Importantly, given our long-term, bottom-up investment strategy, we were able to take advantage of what we believe to be short-term weakness in the equity markets to build positions of attractively valued securities. For example, we added Fu Sheng Industrial, Steiner Leisure and Giant Manufacturing during the annual period.

    Fu Sheng Industrial is a Taiwanese company that makes golf club heads for clients such as Callaway, TaylorMade and Nike.

    Steiner Leisure, based in the Bahamas, is a worldwide provider of spa services, including operations on cruise ships and in resort spas and day spas. Its clients include Carnival Cruise Line, Celebrity Cruises, Disney Cruises and Holland America.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Questions & Answers

    Giant Manufacturing, headquartered in Taiwan, is the largest bicycle producer in the world. In our view, Giant has a unique combination of being both cost competitive and a leader in technological innovation.

    During the fiscal year, we sold our position in New Zealand's Fisher & Paykel Healthcare Corporation, a manufacturer and marketer of heated humidification products and systems for use in respiratory care and the treatment of sleep apnea. We also sold the shares of Brambles Industries, a U.K.-listed Australian-based company involved in pallet pooling, waste management, document management and storage and industrial services. Our analysis indicated the share price for each of these companies was greater than our estimate of its intrinsic value.

    Wellington Management: During the annual period, we reduced our portion of the Fund's exposure to consumer discretionary and consumer staples stocks, while adding to its industrials and information technology positions, where we began to find attractive valuations. We maintained greater-than-Citigroup Index positions in health care and bank stocks. While we had less-than-Citigroup Index exposure to the consumer discretionary and financials sectors, we did selectively purchase stocks in each area where company visits produced compelling individual stock ideas.

    As a result of our stock selection efforts, our portion of the portfolio had greater-than-Citigroup Index positions in information technology, industrials and consumer staples and lower-than-Citigroup Index positions in consumer discretionary, financials and materials at the end of the fiscal year.

    Geographically, we added to the portfolio's U.K. and European exposure during the annual period, still maintaining its slightly less-than-Citigroup Index position in the U.K. and increasing its greater-than-Citigroup Index position in Europe. We also modestly decreased exposure to Japan. In other geographic regions, we generally retained a neutral-to-the-Citigroup Index positioning.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Questions & Answers

Q:  How do you intend to manage your portion of the Fund in the coming months?

    Franklin Templeton: We continue to believe that our portion of the Fund is well positioned to take advantage of opportunities around the world, as we apply our value-oriented, long-term investment strategy. We remain encouraged by the investment opportunities available in many countries and industries. We believe the international small-cap equity asset class continues to be attractive, and we remain confident that our team of small-cap equity research analysts has helped identify stocks that we believe offer attractive appreciation potential relative to the overall international equity market.

    Wellington Management: It appears that the global economic expansion has started to moderate, subsequent to the peak in world gross domestic product growth in the second quarter of 2004. Thus far, the slowdown has been noticeable only in select countries, but we expect it to spread across most regions in 2005. Signs of this moderating economic growth have caused investors to reassess corporate profit forecasts, but at the same time, have reduced some of the upward pressure on interest rates. However, relatively high oil prices continue to weigh heavily on equity markets, as investors wrestle with the eventual impact on consumption and corporate profits. In the months ahead, we expect a period of decelerating demand from China, higher oil supply that will likely lead to lower prices and a return to stable growth in the global economy.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Partners International Small Cap Fund Class A shares (from 10/1/02 to 10/31/04) as compared to the performance of two widely cited performance indices, the Citigroup Global Equity Index ex-U.S. Less Than $2 billion Index and the Lipper International Small-Cap Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                              Class A
                                    Short-term      Long-term
Fiscal year ended        Income    capital gains  capital gains   Total
Oct. 31, 2004             $0.03        $0.46         $0.04        $0.53
Oct. 31, 2003                --           --            --           --
Oct. 31, 2002(1)             --           --            --           --

(1) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

(line chart)
                      VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP PARTNERS INTERNATIONAL SMALL CAP FUND

AXP Partners International Small Cap
  Fund Class A (includes sales charge)  $ 9,425  $ 9,751  $ 9,732  $10,536  $12,318   $14,272   $15,623   $15,911  $15,561   $16,261
Citigroup Global Equity Index ex-U.S.
  Less Than $2 billion Index(1)         $10,000  $ 9,945  $10,116  $10,835  $12,716   $15,272   $16,871   $17,556  $17,504   $18,853
Lipper International Small-Cap Funds
  Index(2)                              $10,000  $10,057  $10,144  $10,801  $12,584   $14,913   $16,696   $17,180  $17,149   $18,370
                                        10/1/02   10/02     1/03     4/03     7/03     10/03      1/04      4/04     7/04     10/04

COMPARATIVE RESULTS

Results as of Oct. 31, 2004                                                                       Since
                                                                                 1 year       inception(3)
AXP Partners International Small Cap Fund (includes sales charge)
Class A    Cumulative value of $10,000                                          $10,738         $16,261
           Average annual total return                                           +7.38%         +26.38%
Citigroup Global Equity Index ex-U.S. Less Than $2 billion Index(1)
           Cumulative value of $10,000                                          $12,344         $18,853
           Average annual total return                                          +23.44%         +35.53%
Lipper International Small-Cap Funds Index(2)
           Cumulative value of $10,000                                          $12,317         $18,370
           Average annual total return                                          +23.17%         +33.90%

Results for other share classes can be found on page 4.

(1) The Citigroup Global Equity Index ex-U.S. Less Than $2 billion Index, an unmanaged market capitalization weighted benchmark, measures the small stock component of the Salomon Smith Barney Global Equity Index which includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under a two billion dollar market cap of the available market capital in each country form the universe. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Small-Cap Funds Index includes the 10 largest international small-cap funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from Oct. 3, 2002. Citigroup Global Equity Index ex-U.S. Less Than $2 billion Index and Lipper peer group data is from Oct. 1, 2002.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Partners International Small Cap Fund

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (92.4%)(c)
Issuer                                            Shares           Value(a)

Australia (4.7%)

Food (0.3%)
AWB                                               67,724           $236,254

Industrial transportation (0.4%)
Adsteam Marine                                   258,353            322,983

Insurance (0.5%)
Promina Group                                    105,770            359,475

Media (1.3%)
APN News & Media                                  84,040            300,092
John Fairfax Holdings                            185,213            594,811
STW Communications Group                          77,697            186,125
Total                                                             1,081,028

Metals (1.2%)
Iluka Resources                                  196,340            720,202
Smorgon Steel Group                              216,536            202,624
Total                                                               922,826

Multi-industry (0.3%)
Mayne Group                                       74,280            244,666

Precious metals (--%)
Sons of Gwalia                                   280,090(b,d,e)          --

Textiles & apparel (0.7%)
Billabong Intl                                    64,460            506,675

Bahamas (0.2%)

Leisure time & entertainment
Steiner Leisure                                    6,600(b)         160,974

Belgium (0.5%)

Electronics
Barco                                              4,800            411,519

Brazil (0.3%)

Paper & packaging
Aracruz Celulose ADR                               6,140            206,795

Canada (4.7%)

Aerospace & defense (0.6%)
CAE                                              110,790           $453,931

Automotive & related (0.5%)
Linamar                                           34,810            378,997

Banks and savings & loans (0.5%)
Laurentian Bank of Canada                         19,940            416,679

Electronics (0.3%)
GSI Lumonics                                      22,140(b)         195,604

Energy equipment & services (0.6%)
Precision Drilling                                 7,970(b)         493,421

Food (0.8%)
North West Co Fund                                24,350            531,825
Sobeys                                             3,540             92,286
Total                                                               624,111

Media (0.8%)
Quebecor World                                    17,370            363,545
Torstar Cl B                                       7,980            143,953
Transcontinental Cl B                              5,500            108,338
Total                                                               615,836

Real estate investment trust (0.6%)
Legacy Hotels Real Estate
  Investment Trust                                83,500            441,531

China (1.9%)

Electronics (0.4%)
Ngai Lik Industrial Holdings                     956,000            307,068

Energy (0.4%)
China Oilfield Services                          936,000            273,586

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

China (cont.)

Multi-industry (0.7%)
Beijing Capital Intl Airport                     862,000           $310,100
Lerado Group Holding                           1,181,984            194,383
Total                                                               504,483

Textiles & apparel (0.4%)
Weiqiao Textile Cl H                             277,000            403,935

Denmark (2.6%)

Beverages & tobacco (0.8%)
Carlsberg Cl B                                    12,467            580,624

Engineering & construction (0.5%)
FLS Inds Cl B                                     29,800(b)         410,462

Multi-industry (0.4%)
ISS                                                6,440            343,727

Utilities -- electric (0.9%)
Vestas Wind Systems                               52,933(b)         658,462

Finland (2.9%)

Banks and savings & loans (0.2%)
OKO Bank Cl A                                     14,900            192,186

Computer software & services (0.5%)
TietoEnator                                       13,900            391,302

Health care services (0.6%)
Orion-Yhtyma Cl B                                 34,180            490,726

Machinery (1.0%)
KCI Konecranes Intl                                5,450            217,792
Metso                                             32,850            464,065
Total                                                               681,857

Multi-industry (0.6%)
Amer Group                                         9,540            460,219

France (4.2%)

Beverages & tobacco (0.7%)
Remy Cointreau                                    15,677            544,035

Computer software & services (0.2%)
GL Trade                                           5,300            180,805

Electronics (0.2%)
Nexans                                             5,400            189,468

Machinery (1.3%)
ALSTOM                                         1,410,360(b)         956,489

Media (0.8%)
NRJ Group                                         30,503            633,874

Multi-industry (0.7%)
Bacou-Dalloz                                       5,352            412,617
Cegedim                                            2,005            153,936
Total                                                               566,553

Retail -- general (0.3%)
Marionnaud Parfumeries                             7,300            212,229

Germany (3.0%)

Building materials & construction (0.5%)
Hochtief                                          13,845            368,494

Computer software & services (0.1%)
United Internet                                    2,508             61,200

Electronics (0.9%)
Aixtron                                           28,561(b)         123,528
ELMOS Semiconductor                               19,610            336,245
Funkwerk                                           4,363            188,702
Kontron                                            4,888(b)          44,721
Total                                                               693,196

Health care products (0.6%)
Celesio                                            4,300            312,695
Schwarz Pharma                                     4,950            187,170
Total                                                               499,865

Machinery (0.2%)
Heidelberger Druckmaschinen                        4,800(b)         138,258

Multi-industry (0.7%)
Jenoptik                                          55,593(b)         571,940

Greece (1.2%)

Banks and savings & loans (0.4%)
Bank of Piraeus                                   24,675            320,793

Building materials & construction (0.8%)
Aktor Technical                                   93,120            327,680
Titan Cement                                      10,600            280,227
Total                                                               607,907

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Hong Kong (6.3%)

Banks and savings & loans (0.9%)
DAH Sing Financial                                55,600           $400,036
Wing Hang Bank                                    19,500            133,411
Wing Lung Bank                                    17,400            134,133
Total                                                               667,580

Electronics (0.9%)
ASM Pacific Technology                            96,500            313,058
Techtronic Inds                                  176,000            350,494
Total                                                               663,552

Health care products (0.7%)
China Pharmaceutical Group                       813,714            199,683
Far East Pharmaceutical
  Technology                                   1,181,200(b,d,e)          --
Moulin Intl Holdings                             686,000            374,584
Total                                                               574,267

Media (0.6%)
Asia Satellite
  Telecommunications Holdings                    109,500            213,842
i-CABLE Communications                           615,000            235,071
Total                                                               448,913

Multi-industry (0.9%)
First Pacific                                    644,000(b)         175,825
Hopewell Holdings                                153,000            329,262
Li & Fung                                        116,000            171,393
Total                                                               676,480

Real estate investment trust (0.2%)
Hang Lung Group                                   98,000            160,536

Retail -- general (0.5%)
Giordano Intl                                    710,000            396,812

Textiles & apparel (0.9%)
Fountain Set Holdings                            484,000            363,780
Texwinca Holdings                                352,823            319,582
Total                                                               683,362

Utilities -- electric (0.8%)
China Power Intl Holding                         667,300(b)         261,491
China Resources Power Holdings                   642,000            367,055
Total                                                               628,546

India (1.2%)

Automotive & related (0.5%)
Tata Motors                                       41,840(b)         387,020

Building materials & construction (0.2%)
Gujarat Ambuja Cements GDR                        21,060            158,266

Computer software & services (0.5%)
Satyam Computer Services                          13,910            365,416

Indonesia (0.3%)

Telecom equipment & services
Indonesian Satellite                             404,000            210,231

Israel (0.6%)

Electronics
Orbotech                                          26,550(b)         448,961

Italy (3.4%)

Automotive & related (0.4%)
Brembo                                            42,100            305,450

Banks and savings & loans (0.5%)
Banca Popolare di Milano                          31,800            224,209
Banco Popolare di Verona
  e Novara Scrl                                    9,960            177,153
Total                                                               401,362

Engineering & construction (0.3%)
Permasteelisa                                     15,600            255,311

Health care products (0.9%)
Recordati                                          9,600            219,887
Sorin                                            162,909(b)         485,708
Total                                                               705,595

Media (0.4%)
Caltagirone Editore                               37,950            323,901

Textiles & apparel (0.7%)
Tod's                                             13,220            524,067

Utilities -- electric (0.2%)
Hera                                              44,600            123,557

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Japan (17.6%)

Airlines (0.5%)
Japan Airport Terminal                            43,000           $404,725

Banks and savings & loans (3.3%)
77 Bank                                          122,000            727,480
Aichi Bank                                         4,700            357,097
Bank of Nagoya                                    39,000            202,703
Joyo Bank                                         77,000            343,451
Shiga Bank                                        70,000            368,456
Suruga Bank                                       65,000            500,614
Total                                                             2,499,801

Chemicals (1.9%)
Fujimi                                            11,000            276,507
Taiyo Ink Mfg                                     14,100            515,658
Takasago Intl                                     53,000            254,933
Tokyo Ohka Kogyo                                  24,900            460,022
Total                                                             1,507,120

Computer software & services (1.6%)
Ines                                               3,800             30,667
Meitec                                             8,000            301,644
NEC Soft                                          20,500            509,497
Obic                                               1,500            281,941
OBIC Business Consultants                          2,500            129,938
Total                                                             1,253,687

Electronics (1.2%)
eAccess                                              144(b)         128,051
Futaba Chiba                                      15,000            357,210
Hitachi Medical                                    4,000             54,394
Hosiden                                           32,500            363,944
Total                                                               903,599

Financial services (0.3%)
Japan Securities Finance                          36,000            226,233

Food (0.1%)
Kikkoman                                          11,000             96,882

Health care products (3.1%)
Asahi Intecc                                       4,100            148,393
Hogy Medical                                       4,500            184,559
Kobayashi Pharmaceutical                          24,000            599,886
Mochida Pharmaceutical                            56,000            339,218
Nippon Shinyaku                                   42,000            303,629
Ono Pharmaceutical                                 3,000            140,900
Tanabe Seiyaku                                    41,600            378,574
Towa Pharmaceutical                               13,000            244,472
Total                                                             2,339,631

Household products (0.7%)
Milbon                                            10,100            284,427
Sangetsu                                           6,600            153,430
Toto                                               9,000             80,798
Total                                                               518,655

Industrial services (0.5%)
Disco                                              9,300            415,696

Leisure time & entertainment (0.2%)
Avex Group Holdings                               12,700            163,821

Machinery (1.8%)
Ebara                                             78,000            361,180
Eneserve                                           5,200            196,560
Komori                                            11,000            151,871
Mori Seiki                                        35,000            264,600
THK                                               22,700            395,138
Total                                                             1,369,349

Media (0.2%)
Asatsu-DK                                          6,400            182,045

Multi-industry (1.4%)
Hokuto                                            17,600            322,994
Noritsu Koki                                         200              4,240
Sohgo Security Services                           32,400            442,737
Tokyo Individualized
  Educational Institute                           15,280            298,178
Total                                                             1,068,149

Paper & packaging (0.5%)
Toppan Forms                                      35,300            424,988

Retail -- general (0.3%)
Kose                                               6,690            261,733

Luxembourg (0.2%)

Multi-industry
Thiel Logistik                                    26,750(b)         151,294

Mexico (0.9%)

Beverages & tobacco (0.2%)
Grupo Continental                                102,080            159,272

Household products (0.4%)
Kimberly-Clark de Mexico Cl A                    100,300            300,122

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Mexico (cont.)

Multi-industry (0.3%)
Grupo Aeroportuario
  del Sureste ADR                                  9,780           $224,060

Netherlands (5.0%)

Building materials & construction (0.2%)
AM                                                22,000            176,790

Computer software & services (0.3%)
Unit 4 Agresso                                    15,898(b)         233,945

Health care products (0.6%)
OPG Groep                                          8,400            452,518

Machinery (0.5%)
IHC Caland                                         6,200            356,136

Multi-industry (2.3%)
Aalberts Inds                                     16,593            619,773
Arcadis                                           12,480            183,808
Imtech                                            19,920            537,321
Vedior                                            33,510            493,971
Total                                                             1,834,873

Telecom equipment & services (0.3%)
Draka Holding                                     21,403            260,179

Utilities -- telephone (0.8%)
Equant                                           138,936(b)         581,349

New Zealand (0.9%)

Airlines (0.2%)
Air New Zealand                                  135,451(b)         143,752

Paper & packaging (0.3%)
Carter Holt Harvey                               208,803            307,380

Retail -- general (0.4%)
Warehouse Group                                   97,890            273,463

Norway (0.7%)

Energy equipment & services
Prosafe                                           23,410            572,593

Philippines (0.2%)

Utilities -- telephone
Philippine Long Distance Telephone                 6,680(b)         166,911

Singapore (1.9%)

Electronics (0.1%)
Huan Hsin Holdings                               131,000             65,004

Food (0.7%)
Want Want Holdings                               531,930            521,291

Health care products (0.5%)
Osim Intl                                        674,800            381,518

Media (--%)
SembCorp Logistics                                14,000             19,451

Telecom equipment & services (0.6%)
Datacraft Asia                                   189,700(b)         153,657
MobileOne                                        308,000            307,519
Total                                                               461,176

South Korea (4.4%)

Automotive & related (0.6%)
Halla Climate Control                             51,660            450,181

Banks and savings & loans (2.0%)
Daegu Bank                                        80,090            479,602
Daewoo Securities                                104,320(b)         299,296
Korea Exchange Bank                               28,150(b)         187,440
Pusan Bank                                        83,270            524,693
Total                                                             1,491,031

Beverages & tobacco (0.1%)
Kook Soon Dang Brewery                             9,778            115,796

Building materials & construction (0.1%)
Hanil Cement Mfg                                   2,590            109,378

Electronics (0.4%)
Daeduck Electronics                               43,850            317,455

Financial services (0.1%)
Samsung Securities                                 6,690            114,505

Household products (0.4%)
LG Household & Health Care                        10,558            271,770

Media (0.2%)
Cheil Communications                               1,250            165,348

Paper & packaging (0.5%)
Hansol Paper                                      39,900            361,965

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Spain (2.3%)

Engineering & construction (0.3%)
ACS Actividades de
  Construccion y Servicios                         9,984           $194,060

Industrial transportation (0.8%)
Transportes Azkar                                 77,870            617,783

Lodging & gaming (0.7%)
Sol Melia                                         58,890            515,433

Multi-industry (0.5%)
Prosegur, Compania de Seguridad                   24,600            424,955

Sweden (3.0%)

Computer software & services (0.5%)
Teleca                                            84,970(b)         353,221

Financial services (0.9%)
D. Carnegie & Co                                  37,310            379,832
Kungsleden                                        10,630            347,950
Total                                                               727,782

Health care products (0.2%)
Medivir Cl B                                       9,710(b)         125,624

Media (0.8%)
Enrio                                             46,820            397,206
Modern Times Group Cl B                            9,650(b)         214,902
Total                                                               612,108

Multi-industry (0.6%)
Observer                                         126,560            501,058

Switzerland (3.2%)

Banks and savings & loans (0.6%)
Julius Baer Holding                                  666            186,859
Vontobel Holding                                  13,660            291,162
Total                                                               478,021

Chemicals (0.5%)
Gurit-Heberlein                                      540            395,729

Electronics (0.2%)
Micronas Semiconductor Holding                     3,380(b)         133,049

Food (0.3%)
Lindt & Spruengli                                    190            232,487

Health care products (0.2%)
Bachem Holding Cl B                                2,920            163,119

Insurance (0.9%)
Baloise Holding                                   12,106            481,097
Helvetia Patria Holding                            1,606            255,561
Total                                                               736,658

Leisure time & entertainment (0.2%)
Kuoni Reisen Holding                                 320            121,675

Machinery (0.3%)
SIG Holding                                        1,190            223,250

Taiwan (1.1%)

Computer hardware (0.2%)
Compal Electronics                               162,080            145,646

Furniture & appliances (0.2%)
Taiwan Fu Hsing Industrial                       147,000            138,260

Industrial services (0.3%)
Fu Sheng Industrial                              169,000            245,514

Leisure time & entertainment (0.4%)
Giant Mfg                                        195,000            283,870

Thailand (0.3%)

Energy equipment & services
PTT Public                                        58,800            248,889

United Kingdom (12.6%)

Aerospace & defense (--%)
Radstone Technology                                1,901             12,297

Airlines (0.6%)
easyJet                                          165,900(b)         480,178

Building materials & construction (1.2%)
Novar                                            439,936            962,081

Chemicals (0.2%)
Yule Catto & Co                                   39,900            184,961

Computer software & services (1.4%)
Dimension Data Holdings                          284,200(b)         156,682
Misys                                            179,050            708,260
SurfControl                                       19,874(b)         204,526
Total                                                             1,069,468

Energy equipment & services (0.3%)
Expro Intl Group                                  38,053            251,245

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

United Kingdom (cont.)

Financial services (1.0%)
John D Wood & Co                                 284,975(b)        $751,508

Food (0.8%)
Geest                                             63,370            638,174

Health care products (0.6%)
Bespak                                            13,656            114,133
Cambridge Antibody  Technology Group              28,400(b)         349,677
Total                                                               463,810

Industrial services (0.7%)
PHS Group                                        291,492            374,973
VT Group                                          30,313            151,382
Total                                                               526,355

Industrial transportation (0.9%)
Avis Europe                                      280,220            325,713
FirstGroup                                        72,100            380,933
Total                                                               706,646

Insurance (1.3%)
Benfield Group ADR                                 3,576(b)          17,628
Hiscox                                           106,070            311,880
Homeserve                                         23,244            287,262
Jardine Lloyd Thompson Group                      44,800            377,890
Total                                                               994,660

Machinery (0.8%)
Bodycote Intl                                    236,845            631,113

Media (0.4%)
Capital Radio                                     22,900            172,963
GWR Group                                         24,841            119,946
Total                                                               292,909

Multi-industry (1.9%)
Aggreko                                          142,000            391,430
De La Rue                                         68,900            408,974
Group 4 Securicor                                151,600(b)         324,564
Kidde                                             86,180            266,067
Total                                                             1,391,035

Paper & packaging (0.3%)
DS Smith                                          91,200            233,800

Textiles & apparel (0.2%)
Burberry Group                                    22,300            160,132

Total common stocks
(Cost: $65,497,313)                                             $71,471,416

Preferred stock (0.3%)(c)
Issuer                                            Shares           Value(a)

Hugo Boss                                          7,310           $195,028

Total preferred stock
(Cost: $77,217)                                                    $195,028

Total investments in securities
(Cost: $65,574,530)(f)                                          $71,666,444

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Negligible market value.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2004, is as follows:

     Security                                      Acquisition            Cost
                                                      dates

     Far East Pharmaceutical Technology      03-10-04 thru 06-08-04   $163,792
     Sons of Gwalia                          09-30-02 thru 07-23-04    501,662

(f) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $65,833,569 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 8,371,846
     Unrealized depreciation                                        (2,538,971)
                                                                    ----------
     Net unrealized appreciation                                   $ 5,832,875
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Small Cap Fund

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $65,574,530)                                                                                $71,666,444
Cash in bank on demand deposit                                                                                    4,882,614
Foreign currency holdings (identified cost $198,924) (Note 1)                                                       201,733
Capital shares receivable                                                                                            37,343
Dividends and accrued interest receivable                                                                            95,456
Receivable for investment securities sold                                                                         1,056,032
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                       159,482
                                                                                                                    -------
Total assets                                                                                                     78,099,104
                                                                                                                 ----------
Liabilities
Capital shares payable                                                                                               13,815
Payable for investment securities purchased                                                                         262,235
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                       348,989
Accrued investment management services fee                                                                            2,351
Accrued distribution fee                                                                                                723
Accrued transfer agency fee                                                                                             391
Accrued administrative services fee                                                                                     168
Other accrued expenses                                                                                               94,036
                                                                                                                     ------
Total liabilities                                                                                                   722,708
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                              $77,376,396
                                                                                                                ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                        $    98,087
Additional paid-in capital                                                                                       66,833,228
Undistributed net investment income                                                                                 149,182
Accumulated net realized gain (loss)                                                                              4,386,388
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                             5,909,511
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                        $77,376,396
                                                                                                                ===========
Net assets applicable to outstanding shares:                Class A                                             $53,310,958
                                                            Class B                                             $12,742,956
                                                            Class C                                             $   564,033
                                                            Class I                                             $10,684,163
                                                            Class Y                                             $    74,286
Net asset value per share of outstanding capital stock:     Class A shares                    6,744,610         $      7.90
                                                            Class B shares                    1,637,077         $      7.78
                                                            Class C shares                       72,292         $      7.80
                                                            Class I shares                    1,345,331         $      7.94
                                                            Class Y shares                        9,371         $      7.93
                                                                                                  -----         -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Partners International Small Cap Fund

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                                                        $1,450,426
Interest                                                                                                              5,697
   Less foreign taxes withheld                                                                                     (147,522)
                                                                                                                   --------
Total income                                                                                                      1,308,601
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                  600,389
Distribution fee
   Class A                                                                                                          105,681
   Class B                                                                                                           95,201
   Class C                                                                                                            4,458
Transfer agency fee                                                                                                  93,168
Incremental transfer agency fee
   Class A                                                                                                            7,455
   Class B                                                                                                            4,454
   Class C                                                                                                              263
Service fee -- Class Y                                                                                                   74
Administrative services fees and expenses                                                                            46,103
Compensation of board members                                                                                         6,307
Custodian fees                                                                                                      272,331
Printing and postage                                                                                                 34,560
Registration fees                                                                                                    51,175
Audit fees                                                                                                           18,000
Other                                                                                                                 4,050
                                                                                                                      -----
Total expenses                                                                                                    1,343,669
   Expenses waived/reimbursed by AEFC (Note 2)                                                                     (177,750)
                                                                                                                   --------
                                                                                                                  1,165,919
   Earnings credits on cash balances (Note 2)                                                                           (87)
                                                                                                                        ---
Total net expenses                                                                                                1,165,832
                                                                                                                  ---------
Investment income (loss) -- net                                                                                     142,769
                                                                                                                    -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 4,481,753
   Foreign currency transactions                                                                                    (24,685)
                                                                                                                    -------
Net realized gain (loss) on investments                                                                           4,457,068
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                             1,084,346
                                                                                                                  ---------
Net gain (loss) on investments and foreign currencies                                                             5,541,414
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                  $5,684,183
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Small Cap Fund

Year ended Oct. 31,                                                                         2004                    2003
Operations and distributions
Investment income (loss) -- net                                                         $   142,769             $    73,403
Net realized gain (loss) on investments                                                   4,457,068               2,407,742
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                     1,084,346               4,608,021
                                                                                          ---------               ---------
Net increase (decrease) in net assets resulting from operations                           5,684,183               7,089,166
                                                                                          ---------               ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                              (136,207)                     --
      Class B                                                                               (15,932)                     --
      Class C                                                                                  (304)                     --
      Class Y                                                                                  (358)                     --
   Net realized gain
      Class A                                                                            (2,009,229)                     --
      Class B                                                                              (376,571)                     --
      Class C                                                                               (18,142)                     --
      Class Y                                                                                (4,428)                     --
                                                                                          ---------               ---------
Total distributions                                                                      (2,561,171)                     --
                                                                                          ---------               ---------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                               29,650,307               9,059,867
   Class B shares                                                                        10,458,754               3,416,618
   Class C shares                                                                           484,173                 138,224
   Class I shares                                                                        13,452,352                      --
   Class Y shares                                                                            11,700                  29,000
Reinvestment of distributions at net asset value
   Class A shares                                                                         1,070,049                      --
   Class B shares                                                                           386,371                      --
   Class C shares                                                                            17,257                      --
   Class Y shares                                                                             3,705                      --
Payments for redemptions
   Class A shares                                                                        (5,473,372)               (506,583)
   Class B shares (Note 2)                                                               (2,484,921)               (161,164)
   Class C shares (Note 2)                                                                 (110,394)                (66,272)
   Class I shares                                                                        (2,960,364)                     --
   Class Y shares                                                                           (11,966)                     --
                                                                                          ---------               ---------
Increase (decrease) in net assets from capital share transactions                        44,493,651              11,909,690
                                                                                         ----------              ----------
Total increase (decrease) in net assets                                                  47,616,663              18,998,856
Net assets at beginning of year                                                          29,759,733              10,760,877
                                                                                         ----------              ----------
Net assets at end of year                                                               $77,376,396             $29,759,733
                                                                                        ===========             ===========
Undistributed net investment income                                                     $   149,182             $    69,299
                                                                                        -----------             -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Small Cap Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of non-U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 13.81% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004, foreign currency holdings consisted of multiple denominations, primarily Taiwan Dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

At Oct. 31, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2004 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any

--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT
future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $89,915 and accumulated net realized gain has been decreased by $53,778 resulting in a net reclassification adjustment to decrease paid-in capital by $36,137.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                                     2004               2003
Class A
Distributions paid from:
      Ordinary income                               $1,984,627             $--
      Long-term capital gain                           160,809              --
Class B
Distributions paid from:
      Ordinary income                                  362,363              --
      Long-term capital gain                            30,140              --
Class C
Distributions paid from:
      Ordinary income                                   16,994              --
      Long-term capital gain                             1,452              --
Class I*
      Ordinary income                                       --             N/A
      Long-term capital gain                                --             N/A
Class Y
Distributions paid from:
      Ordinary income                                    4,432              --
      Long-term capital gain                               354              --

* Inception date was March 4, 2004.

At Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                       $3,290,870
Accumulated long-term gain (loss)                                   $1,314,940
Unrealized appreciation (depreciation)                              $5,839,271

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.12% to 0.995% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Small-Cap Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $35,481 for the year ended Oct. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Templeton Investment Counsel, LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $319,265 for Class A, $5,255 for Class B and $236 for Class C for the year ended Oct. 31, 2004.

For the year ended Oct. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.94% for Class A, 2.71% for Class B, 2.71% for Class C, 1.55% for Class I and 1.78% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement, net expenses will not exceed 1.95% for Class A, 2.72% for Class B, 2.72% for Class C, 1.56% for Class I and 1.78% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $87 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $73,423,731 and $34,545,641, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                            Year ended Oct. 31, 2004
                                             Class A      Class B     Class C     Class I*   Class Y
Sold                                       3,874,878    1,381,194      63,636    1,738,018     1,547
Issued for reinvested distributions          149,240       54,419       2,423           --       516
Redeemed                                    (714,526)    (330,974)    (14,615)    (392,687)   (1,543)
                                            --------     --------     -------     --------    ------
Net increase (decrease)                    3,309,592    1,104,639      51,444    1,345,331       520
                                           ---------    ---------      ------    ---------       ---
* Inception date was March 4, 2004.
                                                            Year ended Oct. 31, 2003
                                             Class A      Class B     Class C      Class I   Class Y
Sold                                       1,436,856      534,719      24,378          N/A     4,793
Issued for reinvested distributions               --           --          --          N/A        --
Redeemed                                     (82,672)     (27,147)     (9,782)         N/A        --
                                             -------      -------      ------       ------     -----
Net increase (decrease)                    1,354,184      507,572      14,596          N/A     4,793
                                           ---------      -------      ------       ------     -----

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                 Currency to             Currency to            Unrealized        Unrealized
Exchange date                   be delivered             be received           appreciation      depreciation
Nov. 1, 2004                          47,407                  60,258               $ --             $   404
                      European Monetary Unit             U.S. Dollar
Nov. 1, 2004                          64,292               6,840,205                348                  --
                                 U.S. Dollar            Japanese Yen
Nov. 2, 2004                       1,877,416                  17,662                 --                  79
                                Japanese Yen             U.S. Dollar
Nov. 2, 2004                          70,540                  42,367                 --                  61
                            Singapore Dollar             U.S. Dollar
Nov. 3, 2004                          30,221                  38,643                 --                  28
                      European Monetary Unit             U.S. Dollar
Nov. 3, 2004                          24,447                  13,308                  9                  --
                                 U.S. Dollar           British Pound
Nov. 3, 2004                          30,800                  45,034                 36                  --
                                 U.S. Dollar      New Zealand Dollar
Nov. 4, 2004                          99,910                  74,638                 --                 155
                           Australian Dollar             U.S. Dollar
Nov. 4, 2004                      10,243,490                  96,427                 --                 374
                                Japanese Yen             U.S. Dollar
Dec. 31, 2004                        524,000                 369,944                 --              20,087
                           Australian Dollar             U.S. Dollar
Dec. 31, 2004                        726,000                 512,429                 --              27,958
                           Australian Dollar             U.S. Dollar

--------------------------------------------------------------------------------
29   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

                                 Currency to             Currency to            Unrealized        Unrealized
Exchange date                   be delivered             be received           appreciation      depreciation
Dec. 31, 2004                        441,000                 541,319           $     --            $ 22,910
                      European Monetary Unit             U.S. Dollar
Dec. 31, 2004                        530,000                 653,644                 --              24,454
                      European Monetary Unit             U.S. Dollar
Dec. 31, 2004                        549,000                 679,333                 --              23,074
                      European Monetary Unit             U.S. Dollar
Dec. 31, 2004                        590,000                 732,470                 --              22,393
                      European Monetary Unit             U.S. Dollar
Dec. 31, 2004                        668,000                 838,307                 --              16,353
                      European Monetary Unit             U.S. Dollar
Dec. 31, 2004                        747,000                 916,046                 --              39,688
                      European Monetary Unit             U.S. Dollar
Dec. 31, 2004                        261,000                 462,231                 --              15,202
                               British Pound             U.S. Dollar
Dec. 31, 2004                        329,000                 564,729                 --              37,093
                               British Pound             U.S. Dollar
Dec. 31, 2004                        395,000                 713,252                 --               9,300
                               British Pound             U.S. Dollar
Dec. 31, 2004                        609,000               1,029,667                 --              84,343
                               British Pound             U.S. Dollar
Dec. 31, 2004                        229,733                 343,000             25,574                  --
                                 U.S. Dollar       Australian Dollar
Dec. 31, 2004                        613,743                 907,000             61,368                  --
                                 U.S. Dollar       Australian Dollar
March 31, 2005                       771,000                 564,912                 --               4,800
                           Australian Dollar             U.S. Dollar
March 31, 2005                       512,364                 771,000             57,347                  --
                                 U.S. Dollar       Australian Dollar
June 30, 2005                        896,000               1,634,573             14,800                  --
                               British Pound             U.S. Dollar
Sept. 30, 2005                     1,147,000               1,470,053                 --                 233
                      European Monetary Unit             U.S. Dollar
                                                                               --------            --------
Total                                                                          $159,482            $348,989
                                                                               --------            --------

--------------------------------------------------------------------------------
30   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002(b)
Net asset value, beginning of period                                          $7.45        $5.09        $4.92
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .02          .02           --
Net gains (losses) (both realized and unrealized)                               .96         2.34          .17
                                                                              -----        -----        -----
Total from investment operations                                                .98         2.36          .17
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.03)          --           --
Distributions from realized gains                                              (.50)          --           --
                                                                              -----        -----        -----
Total distributions                                                            (.53)          --           --
                                                                              -----        -----        -----
Net asset value, end of period                                                $7.90        $7.45        $5.09
                                                                              -----        -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                                         $53          $26          $11
Ratio of expenses to average daily net assets(c),(d)                          1.94%        1.95%        1.86%(e)
Ratio of net investment income (loss) to average daily net assets              .34%         .52%       (1.08%)(e)
Portfolio turnover rate (excluding short-term securities)                       66%          87%           7%
Total return(f)                                                              13.94%       46.37%        3.46%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.26%, 3.09% and 10.34% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002(b)
Net asset value, beginning of period                                          $7.39        $5.08        $4.92
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                   (.01)        (.02)        (.01)
Net gains (losses) (both realized and unrealized)                               .92         2.33          .17
                                                                              -----        -----        -----
Total from investment operations                                                .91         2.31          .16
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.02)          --           --
Distributions from realized gains                                              (.50)          --           --
                                                                              -----        -----        -----
Total distributions                                                            (.52)          --           --
                                                                              -----        -----        -----
Net asset value, end of period                                                $7.78        $7.39        $5.08
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $13           $4          $--
Ratio of expenses to average daily net assets(c),(d)                          2.71%        2.72%        2.72%(e)
Ratio of net investment income (loss) to average daily net assets             (.38%)       (.45%)      (2.17%)(e)
Portfolio turnover rate (excluding short-term securities)                       66%          87%           7%
Total return(f)                                                              13.01%       45.47%        3.25%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.04%, 3.86% and 11.11% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002(b)
Net asset value, beginning of period                                          $7.39        $5.08        $4.92
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                   (.01)        (.02)        (.01)
Net gains (losses) (both realized and unrealized)                               .93         2.33          .17
                                                                              -----        -----        -----
Total from investment operations                                                .92         2.31          .16
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.01)          --           --
Distributions from realized gains                                              (.50)          --           --
                                                                              -----        -----        -----
Total distributions                                                            (.51)          --           --
                                                                              -----        -----        -----
Net asset value, end of period                                                $7.80        $7.39        $5.08
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $1          $--          $--
Ratio of expenses to average daily net assets(c),(d)                          2.71%        2.72%        2.72%(e)
Ratio of net investment income (loss) to average daily net assets             (.34%)       (.01%)      (2.02%)(e)
Portfolio turnover rate (excluding short-term securities)                       66%          87%           7%
Total return(f)                                                              13.09%       45.47%        3.25%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.05%, 3.86% and 11.11% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(b)
Net asset value, beginning of period                                   $7.86
                                                                       -----
Income from investment operations:
Net investment income (loss)                                             .02
Net gains (losses) (both realized and unrealized)                        .06
                                                                       -----
Total from investment operations                                         .08
                                                                       -----
Net asset value, end of period                                         $7.94
                                                                       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $11
Ratio of expenses to average daily net assets(c),(d)                   1.55%(e)
Ratio of net investment income (loss) to average daily net assets       .77%(e)
Portfolio turnover rate (excluding short-term securities)                66%
Total return(f)                                                       1.02%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.83% for the period ended Oct. 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002(b)
Net asset value, beginning of period                                          $7.47        $5.09        $4.92
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .03          .03           --
Net gains (losses) (both realized and unrealized)                               .97         2.35          .17
                                                                              -----        -----        -----
Total from investment operations                                               1.00         2.38          .17
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.04)          --           --
Distributions from realized gains                                              (.50)          --           --
                                                                              -----        -----        -----
Total distributions                                                            (.54)          --           --
                                                                              -----        -----        -----
Net asset value, end of period                                                $7.93        $7.47        $5.09
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c),(d)                          1.78%        1.78%        1.73%(e)
Ratio of net investment income (loss) to average daily net assets              .45%         .70%        (.93%)(e)
Portfolio turnover rate (excluding short-term securities)                       66%          87%           7%
Total return(f)                                                              14.15%       46.76%        3.46%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.08%, 2.92% and 10.17% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
35   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Small Cap Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the two-year period ended October 31, 2004, and for the period from October 3, 2002 (when shares became publicly available) to October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Small Cap Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
36   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners International Small Cap Fund
Fiscal year ended Oct. 31, 2004

Class A

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                           17.89%
      Dividends Received Deduction for corporations                        0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.49415

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.04004
Total distributions                                                     $0.53419

Class B

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                           17.89%
      Dividends Received Deduction for corporations                        0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.48138

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.04004
Total distributions                                                     $0.52142

--------------------------------------------------------------------------------
37   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                           17.89%
      Dividends Received Deduction for corporations                        0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.46861

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.04004
Total distributions                                                     $0.50865

Class Y

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                           17.89%
      Dividends Received Deduction for corporations                        0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.50065

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.04004
Total distributions                                                     $0.54069

--------------------------------------------------------------------------------
38   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
39   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

                                                       Beginning             Ending                 Expenses paid
                                                     account value        account value           during the period
                                                      May 1, 2004         Oct. 31, 2004       May 1, 2004-Oct. 31, 2004
 Class A
     Actual(a)                                          $1,000              $1,022.00                 $9.80(b)
     Hypothetical (5% return before expenses)           $1,000              $1,015.17                 $9.77(b)
 Class B
     Actual(a)                                          $1,000              $1,018.30                $13.60(c)
     Hypothetical (5% return before expenses)           $1,000              $1,011.39                $13.55(c)
 Class C
     Actual(a)                                          $1,000              $1,018.30                $13.60(d)
     Hypothetical (5% return before expenses)           $1,000              $1,011.39                $13.55(d)
 Class I
     Actual(a)                                          $1,000              $1,024.50                 $7.80(e)
     Hypothetical (5% return before expenses)           $1,000              $1,017.16                 $7.77(e)
 Class Y
     Actual(a)                                          $1,000              $1,023.20                 $8.95(f)
     Hypothetical (5% return before expenses)           $1,000              $1,016.01                 $8.92(f)

(a) Based on the actual return for the six months ended Oct. 31, 2004: +2.20% for Class A, +1.83% for Class B, +1.83% for Class C, +2.45% for Class I and +2.32% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.71%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.71%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.78%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
40   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 70                                                Minnesota
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor    Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and        Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998            (construction materials/chemicals)
Age 67
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and      Cargill, Incorporated (commodity
30 Seventh Street East             since 2001         Chief Executive Officer,            merchants and processors), General
Suite 3050                                            Minnesota Mining and                Mills, Inc. (consumer foods),
St. Paul, MN 55101-4901                               Manufacturing (3M)                  Vulcan Materials Company
Age 70                                                                                    (construction materials/
                                                                                          chemicals), Milliken & Company
                                                                                          (textiles and chemicals), and
                                                                                          Nexia Biotechnologies, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Patricia M. Flynn                  Board member       Trustee Professor of Economics      BostonFed Bancorp, Inc. (holding
901 S. Marquette Ave.              since 2004         and Management, Bentley College     company) and its subsidiary Boston
Minneapolis, MN 55402                                 since 2002; former Dean, McCallum   Federal Savings Bank
Age 53                                                Graduate School of Business,
                                                      Bentley College from 1999 to 2002
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Stephen R. Lewis, Jr.*             Board member       Retired President and Professor     Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         of Economics, Carleton College      (manufactures irrigation systems)
Minneapolis, MN 55402
Age 65
---------------------------------- ------------------ ----------------------------------- ------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
41   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Catherine James Paglia             Board member       Director, Enterprise Asset          Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004         Management, Inc. (private real      (transportation, distribution and
Minneapolis, MN 55402                                 estate and asset management         logistics consultants)
Age 52                                                company) since 1999
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alan K. Simpson                    Board member       Former three-term United States
1201 Sunshine Ave.                 since 1997         Senator for Wyoming
Cody, WY 82414
Age 73
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alison Taunton-Rigby               Board member       Founder and Chief Executive         Hybridon Inc. (biotechnology)
901 S. Marquette Ave.              since 2002         Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                 2004; President, Forester Biotech
Age 60                                                since 2000; prior to that,
                                                      President and CEO, Aquila
                                                      Biopharmaceuticals, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
William F. Truscott                Board member       Senior Vice President - Chief
53600 AXP Financial Center         since 2001,        Investment Officer of AEFC since
Minneapolis, MN 55474              Vice President     2001. Former Chief Investment
Age 44                             since 2002         Officer and Managing Director,
                                                      Zurich Scudder Investments
---------------------------------- ------------------ ----------------------------------- ------------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
42   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Jeffrey P. Fox                     Treasurer  since   Vice President - Investment
105 AXP Financial Center           2002               Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                 Vice President - Finance,
Age 49                                                American Express Company,
                                                      2000-2002;  Vice President -
                                                      Corporate Controller, AEFC,
                                                      1996-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Paula R. Meyer                     President  since   Senior Vice President and General
596 AXP Financial Center           2002               Manager - Mutual Funds, AEFC,
Minneapolis, MN 55474                                 since 2002; Vice President and
Age 50                                                Managing Director - American
                                                      Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC,  1998-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Leslie L. Ogg                      Vice President,    President of Board Services
901 S. Marquette Ave.              General Counsel,   Corporation
Minneapolis, MN 55402              and Secretary
Age 66                             since 1978
---------------------------------- ------------------ ----------------------------------- ------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.


--------------------------------------------------------------------------------
43   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Partners International Series, Inc. were as follows:

                        2004 - $71,832;                       2003 - $68,150

(b) Audit - Related Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Partners International Series, Inc. were as follows:

                        2004 - $221;                          2003 - $84

(c) Tax Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for tax compliance related services for AXP Partners International Series, Inc. were as follows:

                        2004 - $10,336;                       2003 - $9,400

(d) All Other Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered for AXP Partners International Series, Inc. were as follows:

                        2004 - None;                           2003 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Oct. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2004 - None;                          2003 - None

         The fees paid for the years ended Oct. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2004 - $126,900;                      2003 - $60,890

(h) For the fees disclosed in item (g) above, 100% and 92% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

* 2003 represents bills paid 11/1/02 - 10/31/03
  2004 represents bills paid 11/1/03 - 10/31/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.  Submission of matters to a vote of security holders. Not applicable.

Item 10. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP PARTNERS INTERNATIONAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 4, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 4, 2005



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 4, 2005